UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-02071

Exact name of registrant as specified in charter:	Delaware Group® Income Funds

Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2020

Item 1. Reports to Stockholders

Annual report

Fixed income mutual funds

Delaware Corporate Bond Fund

Delaware Extended Duration Bond Fund

July 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund at delawarefunds.com/literature.

Manage your account online

•	Check your account balance and transactions
•	View statements and tax forms
•	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Funds are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of July 31, 2020, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2020 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund     August 11, 2020 (Unaudited)

Performance preview (for the year ended July 31, 2020)

Delaware Corporate Bond Fund (Institutional Class shares)	1-year return	+13.18%
Delaware Corporate Bond Fund (Class A shares)	1-year return	+12.90%
Bloomberg Barclays US Corporate Investment Grade Index (benchmark)	1-year return	+12.44%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Corporate Bond Fund, please see the table on page 7. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 10 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Extended Duration Bond Fund (Institutional Class shares)	1-year return	+19.36%*
Delaware Extended Duration Bond Fund (Class A shares)	1-year return	+19.19%
Bloomberg Barclays Long US Corporate Index (benchmark)	1-year return	+19.41%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Extended Duration Bond Fund, please see the table on page 12. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 15 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

Investment objectives

The Funds seek to provide investors with total return.

Market review

The fiscal year that ended July 31, 2020, comprised three distinct periods. From August 2019 until early February 2020, global risk markets enjoyed a tailwind generated by declining interest rates and the de-escalation of trade tension as the United States and China reached a Phase 1 agreement. Later in February and into March, an oil-market meltdown and a pandemic- induced economic shutdown combined to wreak havoc with the global economy and markets. Then the US Federal Reserve and other central banks quickly stepped in to provide unprecedented levels of liquidity, mated with government-backed fiscal stimulus, which propelled markets back to pre-pandemic levels by the end of the Funds’ fiscal year.

Just before the fiscal year began, the Fed had reduced interest rates by 0.25 percentage points, a response to a global economic slowdown that

Portfolio management review

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

had investors increasingly concerned about a potential recession. It was the first cut in rates since the Fed began increasing rates in 2015 and was followed by two similar cuts in September and October, which brought the target range of the federal funds rate down to 1.50%-1.75%. Investors responded favorably and were further buoyed when it became apparent that the US and China were ending a year of bellicose rhetoric with a so-called Phase 1 trade agreement that reduced some US tariffs in exchange for China’s agreement to purchase more American agricultural and manufactured products. The US economy was doing well. In the first six weeks of 2020, the Federal Reserve Bank of Atlanta pegged real-time gross domestic product (GDP) growth at 2.5%.

This all came undone in the third week of February, as investors suddenly realized that the virus that had been spreading in China posed significant risks to global health and economies. Credit and equity markets began a precipitous selloff, with the S&P 500® Index shedding more than 30% in just one month. And as if one global crisis or black swan event wasn’t enough, in early March, midway through the coronavirus-induced selloff, Russia and Saudi Arabia began an oil-price war that sent energy markets reeling. At one point, oil prices went briefly negative on the spot market. With revenues and earnings in freefall, credit rating agencies added fuel to the fire, quickly and proactively downgrading companies, based on just a three-month forward window.

This somewhat perfect storm came just a week before the US shut down much of its economic activity. The effect on the US economy was devastating. The shutdown destroyed demand for virtually everything but the absolute necessities. In early June, the Atlanta Fed pegged real-time GDP growth at -54%, arguably worse than the Great Depression.

The US government’s response was immediate. Unlike during the 2008-2009 global financial crisis,

when it took months for policy makers to intervene, both the Fed and lawmakers acted swiftly. In March, the Fed cut interest rates twice in historic back-to-back intermeeting moves, cutting rates by 1.25 percentage points and rapidly reducing the target range down to 0.00%-0.25%. Then in April, the Fed announced $2.3 trillion in monetary stimulus, unprecedented in its size and scope. Congress quickly followed suit on the fiscal side with a $600 weekly unemployment extension and the Payroll Protection Program. Other central banks and governments implemented similar policies and programs globally.

That concerted effort helped risk assets quickly recover. The Atlanta Fed’s measure of real-time GDP growth recovered about half of what it had declined, while financial markets fully recovered by the end of the Funds’ fiscal year. The Fed’s direct purchase of investment grade bonds, along with its indirect purchase of high yield bonds via exchange-traded funds (ETFs), was a boon to the corporate credit market.

Demand for corporate credit was strong as the Funds’ fiscal year began. Domestic investors were the principal driver, as they sought yield in an environment that included an economic slowdown that had taken hold outside the US and the US-China trade dispute. That demand evaporated during the coronavirus-induced selloff but came back sharply when the Fed intervened. Foreign investors flowed into the market as well, as lower interest rates and the Fed’s dollar swap lines provided cheaper access to US dollars. In the final months of the Funds’ fiscal year, demand for corporate credit was extremely strong.

That demand was met with heavy supply. Seemingly every company that could do so took advantage of these market technical trends (supply-demand imbalance) to issue new debt. From the start of 2020 through July, more investment grade and high yield securities were issued than in all of 2019. In the first seven months of 2020, about $1.25 trillion of investment grade securities were issued, up about 75% year over year – and 2019 was a strong year. With the US election coming up in November, and uncertainty about the pandemic, the pace of new issues may ease. Through the end of July, however, the heavy flow of new corporate credits was well received by investors.

Source: Bloomberg.

Within the Funds

For the fiscal year ended July 31, 2020, Delaware Corporate Bond Fund outperformed its benchmark, the Bloomberg Barclays US Corporate Investment Grade Index. The Fund’s Institutional Class shares gained 13.18%. The Fund’s Class A shares advanced 12.90% at net asset value and 7.84% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the benchmark gained 12.44%. For complete, annualized performance of Delaware Corporate Bond Fund, please see the table on page 7.

During the same period, Delaware Extended Duration Bond Fund had positive performance although it underperformed its benchmark, the Bloomberg Barclays Long US Corporate Index. The Fund’s Institutional Class shares gained 19.36%. The Fund’s Class A shares advanced 19.19% at net asset value and 13.87% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the benchmark gained 19.41%. For complete, annualized performance of Delaware Extended Duration Bond Fund, please see the table on page 12.

As prices compressed during March and early April 2020 because of the coronavirus-induced market selloff, several of each Fund’s holdings, particularly in the energy sector, became “fallen angels,” having lost their investment grade ratings.

In some cases, the price drops were quite rapid and, we believed, overdone. We held on to several of the Funds’ holdings from survivor-type companies whose bonds had plunged into the 50 cents on the dollar range, as we believed that selling at that level was not prudent. Over the course of the next few weeks, we were able to sell those bonds in the range of 75 cents to more than 90 cents on the dollar. Holding on to those fallen angels for a month or two enabled us to restore some of the Funds’ value that had been lost in the first calendar quarter of 2020.

We had maintained both Funds’ overweight positions in BBB-rated credits for several years, which was an advantageous call during 2019, and we carried those overweights into 2020. Unfortunately, that exacerbated the Funds’ underperformance in the first quarter, given that any holdings not of the highest quality significantly detracted from performance. As the selloff progressed, we trimmed the Funds’ overweight to BBB-rated securities, placing the proceeds into cash and Treasurys. In addition to enabling the Funds to meet redemptions, we had some “dry powder” for the months of April and May, when the Fed acted to reassure investors and inject monetary stimulus into the capital markets.

Delaware Corporate Bond Fund

At the beginning of 2020, we were reluctant to invest in the highest-quality parts of the market because valuations appeared high. Given the two black swan events mentioned earlier – the pandemic and the Russia-Saudi oil-price war – that turned out to be the wrong call. Nonetheless, by judiciously holding on to some credits while pruning others, and by taking advantage of the Fed’s stimulus, Delaware Corporate Bond Fund was ultimately able to recover as the fiscal year ended.

The Fund’s exposure to high yield bonds, roughly half its allowed allocation, was mostly in BB-rated

Portfolio management review

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

securities, mainly subordinated financials or more defensive BB-rated issuers. That out-of-index exposure impaired performance in the first quarter of 2020. Generally, however, we remain comfortable seeking outperformance in that market segment.

On a sector basis, communications, energy, and electric utilities were the leading contributors to the Fund’s performance. As a sector offering high- demand products and services, communications performed well generally. Following the market selloff, it enjoyed a strong rebound.

Within communications, Verizon Communications Inc. and Vodafone Group PLC were standout contributors, both focused on delevering and improving their balance sheets. Following the selloff, Verizon was among the first issuers to come back to the market. Its business is very defensive in an environment where wireless communications are critical. In addition, we believe its high-quality network differentiates its service from that of its peers. We found Vodafone attractive given our belief that it was undervalued, flush with liquidity, and committed to paying down debt.

Even though the energy sector was highly distressed in the first quarter of 2020, our credit selection was favorable. The Fund owned Noble Energy Inc., an independent oil and natural gas exploration company. The company announced in July that Chevron Corp. will acquire it later this year – a case of a AA-rated issuer acquiring a BBB-rated issuer. Noble’s bonds performed well as a result and significantly contributed to the Fund’s performance. One notable detractor in energy was Occidental Petroleum Corp., which bought Anadarko Petroleum Corp. in August 2019. Occidental took on significant debt at the wrong time, and when energy prices and demand collapsed, the rating agencies struck quickly.

Electric utilities, which are generally a defensive and longer-duration sector that benefits when interest rates are falling, also contributed to the Fund’s performance during the fiscal year. While demand softened overall, in this environment we saw an increase in the residential market, where earnings didn’t decline as much as other markets. We believed utilities offered value for a relatively defensive sector, and we found issuers that we viewed as attractive given the backdrop.

The basic materials, noncyclicals, and banking sectors were the leading detractors from performance during the fiscal year. Within basic materials, the Fund owned Teck Resources Ltd., a BBB-minus rated credit that had been on the path to fundamental improvement prior to the selloff. The economic shutdown severely affected its iron ore mining business. Credit spreads backed up, taking a toll on performance. We subsequently exited the position. The Fund also owned BHP Billiton Finance (USA) Ltd., another iron-ore producer; this hybrid security was hurt as spreads widened.

In noncyclicals, the Fund underperformed due to its large underweight to the sector. This is generally a defensive sector that doesn’t offer investors much of a reward; however, the sector performed better than we had expected. It is also a long-duration sector, so it benefited as rates went down.

In banking, the Fund had invested in subordinated bonds, which are down in the capital structure (riskier), to try to capture some yield. These are not defensive investments, and they underperformed during the selloff. The Fund’s largest detractor in the sector was Credit Agricole S.A., a French bank. The Fund had exposure to a subordinated security, and we reduced the position during the downturn. Because we didn’t hold onto it as we did several energy securities, the Fund did not benefit from the ensuing rebound.

Toward fiscal year end, we added to the Fund’s overweight in BB-rated credit. These securities carry a bit more yield than their investment grade counterparts and are in defensive sectors such as packaging and waste management. At the same time, we avoided virus-sensitive sectors in the investment grade space that offer a similar amount of yield. Airlines, lodging, gaming, and some energy subsectors offer a yield similar to that of the BB-rated companies, but their performance depends on a rapid turnaround in traffic. Additionally, they are more sensitive to a potential uptick in virus-infection rates. The Fund began the fiscal year with an 8% allocation to high yield and ended at 11%, with most of it BB-rated. Given that the Fed moved in to limit downside risk, we’ve been more comfortable adding what we view as stable BB-rated issuers that offer incremental yield. Essentially, our allocation story remains the same, with an overweight to securities rated BBB and BB.

During the fiscal year, we made minimal use of US Treasury futures to adjust overall duration of the Fund. That exposure had no material impact on Fund performance.

Delaware Extended Duration Bond Fund

Delaware Extended Duration Bond Fund is designed to provide investors with access to the long end of the US investment grade corporate market. Our management of the Fund is strategically like that of Delaware Corporate Bond Fund. Since many companies do not issue longer- duration bonds, we identify additional opportunities as needed to complete the Fund’s portfolio. The Fund began the 12-month period with about 2% exposure to high yield, which increased to 6.5% at fiscal year end, for the same reasons we increased high yield exposure in Delaware Corporate Bond Fund. Like Delaware Corporate Bond Fund, the Fund was overweight BBB-rated credit.

However, unlike Delaware Corporate Bond Fund, the Fund was unable to take advantage of the inversion in the front end of the yield curve in the first calendar quarter of 2020. When the curve inverted, Delaware Corporate Bond Fund was able to reposition somewhat to take advantage of the higher short-term yields. Delaware Extended Duration Bond Fund, with its longer duration mandate, can’t take advantage of the front part of the curve to the same degree. That said, the factors that determined performance during the fiscal year were mainly the Fund’s investments’ level of safety and the extent of duration in each sector. Safer investments tended to weather the downturn much better. And the less duration you had, the more you underperformed in a given sector.

Among sectors, electric utilities was the leading contributor to the Fund’s performance. We liked the sector both for its defensive characteristics and for the value it offered. What propelled the Fund’s performance in the sector, however, was an overweight position and a significant near-parallel shift in the yield curve of 130 basis points (a basis point equals one hundredth of a percentage point), in which long rates came down almost as much as the 10-year rate. That had a material impact on longer-duration securities, as price appreciation on long-end securities is going to be much greater than for shorter- duration credits.

The Fund also benefited from the energy sector, as Noble Energy Inc. long bonds gained 30 to 35 points on the Chevron acquisition. The Fund also bought some new deals in the energy space that added to performance.

The Fund also benefited from its exposure to capital goods. The Fund owned United Technologies Corp., a defense contractor, which spun off Carrier Global Corp. and OTIS Worldwide Corp. when it purchased Raytheon Co. Both Carrier and OTIS issued new bonds that the Fund purchased, of which OTIS was a notable contributor to performance.

Portfolio management review

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

An underweight to consumer cyclicals, particularly retailers, also contributed to performance as retail businesses sustained significant losses during the Fund’s fiscal year. The Fund did own issues from a select few companies that we felt were defensive and that held up well, including home improvement retailers, discount retailers, and several dollar stores. The Fund also had a significant underweight to the auto industry, which also endured significant pressure in the downturn. We were very selective in the auto companies that the Fund held, which included shorter duration credits in Ford Motor Co. and General Motors Co.

Noncyclicals, particularly healthcare and pharmaceuticals, detracted from performance during the fiscal year. The Fund was underweight both subsectors due to their tight valuations, which hurt the Fund’s relative performance as these segments outperformed during the selloff, owing to their defensive characteristics and long duration.

Banking was another significant detractor, given that we positioned the Fund down in capital structure and underweight spread duration. The yield curve within the banking sector tends to be flat, and we typically don’t see much value in the long end. As mentioned earlier, however, a significant near-parallel shift in the curve in the first quarter of 2020 brought long-term rates down almost as much as short-term rates. The Fund’s underweight to longer-duration banking credits hurt performance.

The insurance sector also detracted from relative performance during the fiscal year. The Fund owned subordinated positions of several life insurers that are loosely linked to equity-market performance via their variable annuity programs. Exposure to these credits rather than to the higher-quality health insurers magnified the Fund’s underperformance in the sector.

In addition, two significant detractors from Delaware Corporate Bond Fund, Teck Resources Ltd. and Occidental Petroleum Corp., also hurt the Fund’s relative performance.

During the fiscal year, we made minimal use of US Treasury futures to adjust overall duration of the Fund. This exposure had no material impact on Fund performance.

Performance summaries

Delaware Corporate Bond Fund	July 31, 2020 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through July 31, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. September 15, 1998)
Excluding sales charge	+12.90%	+6.04%	+6.09%	+6.69%
Including sales charge	+7.84%	+5.08%	+5.60%	+6.46%
Class C (Est. September 15, 1998)
Excluding sales charge	+12.05%	+5.25%	+5.28%	+5.90%
Including sales charge	+11.05%	+5.25%	+5.28%	+5.90%
Class R (Est. June 2, 2003)
Excluding sales charge	+12.43%	+5.74%	+5.81%	+5.98%
Including sales charge	+12.43%	+5.74%	+5.81%	+5.98%
Institutional Class (Est. September 15, 1998)
Excluding sales charge	+13.18%	+6.31%	+6.33%	+6.96%
Including sales charge	+13.18%	+6.31%	+6.33%	+6.96%
Class R6 (Est. January 31, 2019)
Excluding sales charge	+13.12%	—	—	+15.02%
Including sales charge	+13.12%	—	—	+15.02%
Bloomberg Barclays US Corporate Investment Grade Index	+12.44%	+6.36%	+5.60%	+5.86%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 9. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets.

Peformance summaries

Delaware Corporate Bond Fund

Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For

securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.57% of the Fund’s average daily net assets for all share classes other than Class R6, and 0.48% of the Fund’s Class R6 shares’ average daily net assets from August 1, 2019 to July 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6

Total annual operating expenses (without fee waivers)	0.92%	1.67%	1.17%	0.67%	0.58%

Net expenses (including fee waivers, if any)	0.82%	1.57%	1.07%	0.57%	0.48%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from January 31, 2019 through November 29, 2020.

Performance summaries

Delaware Corporate Bond Fund

Performance of a $10,000 investment1

Average annual total returns from July 31, 2010 through July 31, 2020

For period beginning July 31, 2010 through July 31, 2020	Starting value	Ending value

Delaware Corporate Bond Fund – Institutional Class shares	$10,000	$18,483

Bloomberg Barclays US Corporate Investment Grade Index	$10,000	$17,245

Delaware Corporate Bond Fund – Class A shares	$9,550	$17,237

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on July 31, 2010, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 9. Please note additional details on pages 7 through 11.

The graph also assumes $10,000 invested in the Bloomberg Barclays US Corporate Investment Grade Index as of July 31, 2010. The Bloomberg Barclays US Corporate Investment Grade Index is composed of US dollar–denominated, investment grade, SEC-registered corporate bonds issued by industrial, utility, and financial companies. All bonds in the index have at least one year to maturity.

The S&P 500 Index, mentioned on page 2, measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

Gross domestic product, mentioned on page 2, is a measure of all goods and services produced by a nation in a year.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DGCAX	245908785
Class C	DGCCX	245908769
Class R	DGCRX	245908744
Institutional Class	DGCIX	245908751
Class R6	DGCZX	24610J100

Performance summaries

Delaware Extended Duration Bond Fund	July 31, 2020 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through July 31, 2020

	1 year		5 year	10 year	Lifetime

Class A (Est. September 15, 1998)
Excluding sales charge	+19.19%		+8.48%	+8.43%	+8.35%
Including sales charge	+13.87%		+7.47%	+7.93%	+8.12%

Class C (Est. September 15, 1998)
Excluding sales charge	+18.32%		+7.64%	+7.62%	+7.55%
Including sales charge	+17.32%		+7.64%	+7.62%	+7.55%

Class R (Est. October 3, 2005)
Excluding sales charge	+18.87%		+8.20%	+8.17%	+8.15%
Including sales charge	+18.87%		+8.20%	+8.17%	+8.15%

Institutional Class (Est. September 15, 1998)
Excluding sales charge	+19.36%	*	+8.72%	+8.69%	+8.61%
Including sales charge	+19.36%		+8.72%	+8.69%	+8.61%

Class R6 (Est. May 2, 2016)
Excluding sales charge	+19.61%		—	—	+9.24%
Including sales charge	+19.61%		—	—	+9.24%

Bloomberg Barclays Long US Corporate Index	+19.41%		+9.73%	+8.23%	+7.36%	**

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

**The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 14. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.57% of the Fund’s average daily net assets for all share classes other than Class R6, and 0.49% of the Fund’s Class R6 shares’ average daily net assets from August 1, 2019 to July 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6

Total annual operating expenses (without fee waivers)	0.97%	1.72%	1.22%	0.72%	0.64%

Net expenses (including fee waivers, if any)	0.82%	1.57%	1.07%	0.57%	0.49%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from January 31, 2019 through November 29, 2020.

Performance of a $10,000 investment1

Average annual total returns from July 31, 2010 through July 31, 2020

For period beginning July 31, 2010 through July 31, 2020	Starting value	Ending value

Delaware Extended Duration Bond Fund – Institutional Class shares	$10,000	$23,007

Bloomberg Barclays Long US Corporate Index	$10,000	$22,046

Delaware Extended Duration Bond Fund – Class A shares	$9,550	$21,457

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on July 31, 2010, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 14. Please note additional details on pages 12 through 16.

The graph also assumes $10,000 invested in the Bloomberg Barclays Long US Corporate Index as of July 31, 2010. The Bloomberg Barclays Long US Corporate Index is composed of US dollar– denominated, investment grade, SEC-registered corporate bonds issued by industrial, utility, and financial companies. All bonds in the index have at least 10 years to maturity.

The S&P 500 Index, mentioned on page 2, measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

Gross domestic product, mentioned on page 2, is a measure of all goods and services produced by a nation in a year.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Performance summaries

Delaware Extended Duration Bond Fund

	Nasdaq symbols	CUSIPs
Class A	DEEAX	245908835
Class C	DEECX	245908819
Class R	DEERX	245908728
Institutional Class	DEEIX	245908793
Class R6	DEZRX	245908629

Disclosure of Fund expenses

For the six-month period from February 1, 2020 to July 31, 2020 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from February 1, 2020 to July 31, 2020.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware Corporate Bond Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 2/1/20	Ending Account Value 7/31/20	Annualized Expense Ratio	Expenses Paid During Period 2/1/20 to 7/31/20*

Actual Fund return†
Class A	$1,000.00	$1,063.60	0.82%	$4.21
Class C	1,000.00	1,059.60	1.57%	8.04
Class R	1,000.00	1,060.50	1.07%	5.48
Institutional Class	1,000.00	1,064.90	0.57%	2.93
Class R6	1,000.00	1,063.70	0.48%	2.46

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.79	0.82%	$4.12
Class C	1,000.00	1,017.06	1.57%	7.87
Class R	1,000.00	1,019.54	1.07%	5.37
Institutional Class	1,000.00	1,022.03	0.57%	2.87
Class R6	1,000.00	1,022.48	0.48%	2.41

Delaware Extended Duration Bond Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 2/1/20	Ending Account Value 7/31/20	Annualized Expense Ratio	Expenses Paid During Period 2/1/20 to 7/31/20*

Actual Fund return†
Class A	$1,000.00	$1,083.60	0.82%	$4.25
Class C	1,000.00	1,078.10	1.57%	8.11
Class R	1,000.00	1,082.10	1.07%	5.54
Institutional Class	1,000.00	1,083.60	0.57%	2.95
Class R6	1,000.00	1,085.50	0.49%	2.54

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.79	0.82%	$4.12
Class C	1,000.00	1,017.06	1.57%	7.87
Class R	1,000.00	1,019.54	1.07%	5.37
Institutional Class	1,000.00	1,022.03	0.57%	2.87
Class R6	1,000.00	1,022.43	0.49%	2.46

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Funds’ expenses reflected above, each Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The tables on the previous page do not reflect the expenses of the Underlying Funds.

Security type / sector allocations

Delaware Corporate Bond Fund	As of July 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Convertible Bonds	0.65%
Corporate Bonds	94.46%
Banking	19.63%
Basic Industry	4.79%
Brokerage	1.59%
Capital Goods	5.15%
Communications	13.34%
Consumer Cyclical	3.47%
Consumer Non-Cyclical	7.72%
Electric	12.87%
Energy	8.72%
Finance Companies	1.78%
Insurance	1.80%
Natural Gas	0.27%
Real Estate Investment Trusts	1.24%
Technology	9.48%
Transportation	1.88%
Utilities	0.73%
Loan Agreements	0.82%
US Treasury Obligation	0.87%
Convertible Preferred Stock	0.34%
Preferred Stock	0.60%
Short-Term Investments	1.66%
Total Value of Securities	99.40%
Receivables and Other Assets Net of Liabilities	0.60%
Total Net Assets	100.00%

Security type / sector allocations

Delaware Corporate Bond Fund	As of July 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Convertible Bonds	0.69%
Corporate Bonds	92.06%
Banking	7.06%
Basic Industry	1.45%
Brokerage	2.70%
Capital Goods	7.10%
Communications	14.03%
Consumer Cyclical	1.42%
Consumer Non-Cyclical	11.33%
Electric	17.02%
Energy	8.89%
Finance Companies	0.34%
Insurance	7.47%
Natural Gas	5.43%
Technology	2.76%
Transportation	3.08%
Utilities	1.98%
Municipal Bonds	3.74%
Loan Agreements	0.28%
Convertible Preferred Stock	0.75%
Preferred Stock	0.43%
Short-Term Investments	1.78%
Total Value of Securities	99.73%
Receivables and Other Assets Net of Liabilities	0.27%
Total Net Assets	100.00%

Schedules of investments

Delaware Corporate Bond Fund	July 31, 2020

	Principal amount°	Value (US $)

Convertible Bonds – 0.65%
Cheniere Energy 144A PIK 4.875% exercise price $93.64, maturity date 5/28/21 #, >	3,657,019	$3,719,370
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	4,060,000	3,898,360

Total Convertible Bonds (cost $7,516,856)		7,617,730

Corporate Bonds – 94.46%
Banking – 19.63%
Ally Financial 8.00% 11/1/31	1,840,000	2,549,563
Bank of America
1.898% 7/23/31 µ	5,045,000	5,144,022
2.625% 10/19/20	2,820,000	2,834,047
2.676% 6/19/41µ	11,785,000	12,614,500
Bank of New York Mellon 4.70% µ, y	5,465,000	5,931,055
Bank of Nova Scotia 4.90% µ, y	1,364,000	1,404,729
Barclays 5.20% 5/12/26	9,452,000	10,786,244
BBVA USA
2.875% 6/29/22	3,360,000	3,472,482
3.875% 4/10/25	4,205,000	4,516,803
Citigroup 3.106% 4/8/26 µ	12,955,000	14,105,265
Citizens Financial Group
2.85% 7/27/26	11,170,000	12,429,118
5.65% µ, y	3,055,000	3,245,938
Credit Agricole 144A 1.907% 6/16/26 #, µ	3,490,000	3,595,617
Credit Suisse Group
144A 2.593% 9/11/25 #, µ	8,630,000	9,035,626
144A 5.10% #, µ, y	4,295,000	4,250,976
144A 6.375% #, µ, y	3,600,000	3,794,274
Fifth Third Bancorp 4.50% µ, y	3,065,000	3,126,300
Goldman Sachs Group 3.50% 4/1/25	3,085,000	3,421,393
JPMorgan Chase & Co.
2.956% 5/13/31 µ	960,000	1,048,344
3.109% 4/22/41 µ	4,415,000	5,023,359
4.023% 12/5/24 µ	5,010,000	5,544,841
Morgan Stanley
1.668% (LIBOR03M + 1.22%) 5/8/24 ●	3,455,000	3,494,327
3.622% 4/1/31 µ	2,370,000	2,777,183
5.00% 11/24/25	5,080,000	6,056,608
Natwest Group
2.359% 5/22/24 µ	2,945,000	3,052,054
3.754% 11/1/29 µ	3,245,000	3,399,313
8.625% µ, y	3,555,000	3,722,121

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Banking (continued)
PNC Bank 4.05% 7/26/28	3,035,000	$3,629,825
PNC Financial Services Group 2.60% 7/23/26	11,865,000	13,155,341
Popular 6.125% 9/14/23	5,020,000	5,339,498
Regions Financial 3.80% 8/14/23	3,335,000	3,641,876
Santander UK 144A 5.00% 11/7/23 #	1,043,000	1,147,952
SVB Financial Group 3.125% 6/5/30	3,060,000	3,406,435
Truist Bank
2.15% 12/6/24	5,920,000	6,301,933
2.25% 3/11/30	3,920,000	4,140,223
2.636% 9/17/29 µ	12,015,000	12,268,288
Truist Financial 4.95% µ, y	4,650,000	4,975,500
UBS 7.625% 8/17/22	3,430,000	3,843,179
UBS Group
144A 1.364% 1/30/27 #,µ	1,185,000	1,196,615
6.875% µ, y	4,275,000	4,350,112
7.125% µ, y	860,000	890,490
US Bancorp 3.00% 7/30/29	12,710,000	14,194,130
Wells Fargo & Co. 5.95% 12/1/86	5,260,000	6,684,431

		229,541,930

Basic Industry - 4.79%
BHP Billiton Finance USA 144A 6.25% 10/19/75 #, µ	9,455,000	9,529,836
Chevron Phillips Chemical 144A 5.125% 4/1/25 #	1,510,000	1,778,475
DuPont de Nemours 2.169% 5/1/23	3,895,000	3,974,710
Equate Petrochemical 144A 3.00% 3/3/22 #	2,840,000	2,891,313
Georgia-Pacific
144A 1.75% 9/30/25 #	2,545,000	2,672,723
144A 2.10% 4/30/27 #	2,025,000	2,153,376
144A 2.30% 4/30/30 #	4,575,000	4,951,185
8.00% 1/15/24	4,345,000	5,432,829
LYB International Finance III 2.875% 5/1/25	1,865,000	2,017,736
Newmont
2.25% 10/1/30	2,070,000	2,186,588
2.80% 10/1/29	8,145,000	8,970,714
Nutrien 2.95% 5/13/30	3,100,000	3,415,013
Steel Dynamics
2.40% 6/15/25	1,115,000	1,171,851
2.80% 12/15/24	1,675,000	1,783,111
Syngenta Finance 144A 3.933% 4/23/21 #	2,560,000	2,586,063
WR Grace & Co. 144A 4.875% 6/15/27 #	452,000	482,494

		55,998,017

Schedules of investments

Delaware Corporate Bond Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Brokerage — 1.59%
Charles Schwab 5.375% µ,y	3,280,000	$3,599,800
Jefferies Group
4.15% 1/23/30	1,725,000	1,947,092
6.45% 6/8/27	5,627,000	6,784,933
6.50% 1/20/43	1,575,000	2,004,913
National Securities Clearing 144A 1.20% 4/23/23 #	4,105,000	4,188,829

		18,525,567

Capital Goods - 5.15%
Amphenol 2.05% 3/1/25	11,425,000	12,092,852
Berry Global 144A 4.875% 7/15/26 #	1,295,000	1,369,197
CCL Industries 144A 3.05% 6/1/30 #	2,220,000	2,328,165
Crown Americas 4.75% 2/1/26	1,115,000	1,167,450
General Dynamics
3.25% 4/1/25	460,000	514,573
4.25% 4/1/40	3,820,000	5,088,609
General Electric 3.625% 5/1/30	7,810,000	7,920,142
GFL Environmental 144A 5.125% 12/15/26 #	1,832,000	1,947,581
L3Harris Technologies 3.85% 6/15/23	1,690,000	1,842,018
Otis Worldwide
144A 2.056% 4/5/25 #	2,470,000	2,618,690
144A 3.112% 2/15/40 #	3,565,000	3,989,301
Roper Technologies 2.35% 9/15/24	8,215,000	8,758,791
Waste Connections
2.60% 2/1/30	5,640,000	6,191,988
3.05% 4/1/50	3,945,000	4,420,934

		60,250,291

Communications — 13.34%
AMC Networks 4.75% 8/1/25	2,450,000	2,515,182
American Tower 3.375% 5/15/24	8,670,000	9,492,067
AT&T
2.30% 6/1/27	2,370,000	2,513,873
3.10% 2/1/43	2,415,000	2,483,664
3.50% 6/1/41	4,544,000	4,949,041
3.65% 6/1/51	1,280,000	1,402,836
4.35% 3/1/29	2,360,000	2,821,943
4.90% 8/15/37	2,785,000	3,503,296
Charter Communications Operating 3.70% 4/1/51	4,115,000	4,370,784
Comcast
3.20% 7/15/36	8,000,000	9,340,661
3.75% 4/1/40	3,860,000	4,826,781
Crown Castle International 5.25% 1/15/23	5,000,000	5,560,570

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Communications (continued)
CSC Holdings 144A 4.125% 12/1/30 #	4,320,000	$4,556,520
Deutsche Telekom 144A 3.625% 1/21/50 #	4,110,000	4,875,039
Discovery Communications 5.00% 9/20/37	4,475,000	5,491,763
Level 3 Financing 144A 4.25% 7/1/28 #	3,075,000	3,208,762
Sprint Spectrum
144A 3.36% 3/20/23 #	1,210,937	1,227,969
144A 4.738% 9/20/29 #	4,195,000	4,577,353
Telefonica Emisiones 5.52% 3/1/49	3,585,000	4,889,550
Time Warner Cable 7.30% 7/1/38	5,490,000	7,996,340
Time Warner Entertainment 8.375% 3/15/23	4,965,000	5,886,289
T-Mobile USA
144A 2.55% 2/15/31 #	6,250,000	6,500,875
144A 4.375% 4/15/40 #	7,247,000	8,879,314
Verizon Communications
3.15% 3/22/30	1,280,000	1,472,264
4.00% 3/22/50	875,000	1,182,874
4.50% 8/10/33	13,130,000	17,208,798
ViacomCBS
4.375% 3/15/43	7,205,000	8,005,166
4.95% 1/15/31	2,050,000	2,481,090
Virgin Media Secured Finance 144A 5.50%
5/15/29 #	2,000,000	2,183,180
Vodafone Group
4.25% 9/17/50	2,635,000	3,265,061
4.875% 6/19/49	6,320,000	8,368,024

		156,036,929

Consumer Cyclical - 3.47%
Amazon.com 2.50% 6/3/50	7,360,000	8,057,067
Costco Wholesale
1.60% 4/20/30	3,525,000	3,649,557
1.75% 4/20/32	1,455,000	1,526,889
Dollar Tree 4.00% 5/15/25	4,735,000	5,397,594
Ford Motor 8.50% 4/21/23	4,315,000	4,797,266
General Motors
5.40% 10/2/23	1,895,000	2,091,100
6.125% 10/1/25	1,895,000	2,211,684
6.25% 10/2/43	2,235,000	2,664,590
General Motors Financial 5.20% 3/20/23	3,595,000	3,913,215
Magna International 2.45% 6/15/30	3,020,000	3,212,363
VF 2.40% 4/23/25	2,880,000	3,065,389

		40,586,714

Schedules of investments

Delaware Corporate Bond Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Non-Cyclical - 7.72%
AbbVie 144A 2.95% 11/21/26 #	6,730,000	$7,433,693
Anheuser-Busch InBev Worldwide
4.15% 1/23/25	4,215,000	4,818,887
4.50% 6/1/50	7,215,000	9,175,931
Biogen
2.25% 5/1/30	5,015,000	5,263,003
3.15% 5/1/50	5,495,000	5,819,093
CVS Health 4.78% 3/25/38	5,870,000	7,554,642
Diageo Capital 1.375% 9/29/25	4,055,000	4,194,754
HCA 3.50% 9/1/30	2,895,000	3,045,897
Imperial Brands Finance 144A 3.50% 7/26/26 #	4,400,000	4,815,991
Lamb Weston Holdings 144A 4.625% 11/1/24 #	455,000	477,798
Mondelez International 1.50% 5/4/25	2,910,000	3,016,833
Perrigo Finance Unlimited 4.375% 3/15/26	5,485,000	6,121,162
Pfizer 2.55% 5/28/40	2,400,000	2,662,419
Stryker 1.95% 6/15/30	4,458,000	4,638,994
Takeda Pharmaceutical
2.05% 3/31/30	2,830,000	2,921,590
3.025% 7/9/40	2,845,000	3,103,811
3.175% 7/9/50	2,845,000	3,130,421
Teleflex 144A 4.25% 6/1/28 #	2,750,000	2,949,375
Universal Health Services 144A 4.75% 8/1/22 #	2,170,000	2,182,337
Upjohn
144A 2.70% 6/22/30 #	3,675,000	3,928,066
144A 4.00% 6/22/50 #	2,680,000	3,068,075

		90,322,772

Electric - 12.87%
Appalachian Power 3.70% 5/1/50	685,000	809,602
CenterPoint Energy 3.85% 2/1/24	4,685,000	5,160,275
CMS Energy 4.75% 6/1/50 µ	3,550,000	3,797,974
Consumers Energy 3.50% 8/1/51	7,345,000	9,428,181
Dominion Energy 4.65% µ, y	6,010,000	6,125,391
Duke Energy 4.875% µ, y	3,985,000	4,119,863
Duke Energy Ohio 2.125% 6/1/30	2,300,000	2,477,281
Edison International
3.125% 11/15/22	3,330,000	3,469,071
4.95% 4/15/25	2,200,000	2,450,806
Emera 6.75% 6/15/76 µ	4,212,000	4,688,988
Entergy Arkansas 4.20% 4/1/49	2,840,000	3,960,629
Entergy Louisiana 2.90% 3/15/51	2,850,000	3,250,052
Entergy Mississippi 3.85% 6/1/49	860,000	1,110,485

	Principal amount°	Value (US $)

Corporate Bonds (continue)
Electric (continued)
Entergy Texas 3.55% 9/30/49	2,030,000	$2,456,245
Evergy Kansas Central 3.45% 4/15/50	8,605,000	10,600,025
Exelon 4.05% 4/15/30	3,210,000	3,846,433
FirstEnergy Transmission 144A 4.55% 4/1/49 #	4,430,000	5,320,397
Idaho Power Series K 4.20% 3/1/48	2,015,000	2,665,192
Interstate Power and Light 4.10% 9/26/28	3,500,000	4,136,241
IPALCO Enterprises 3.70% 9/1/24
3.70% 9/1/24	2,075,000	2,259,146
144A 4.25% 5/1/30 #	2,490,000	2,758,394
ITC Holdings 144A 2.95% 5/14/30 #	2,420,000	2,688,597
Louisville Gas and Electric 4.25% 4/1/49	6,020,000	8,057,966
National Rural Utilities Cooperative Finance 5.25%
4/20/46 µ	1,416,000	1,530,795
Nevada Power Series EE 3.125% 8/1/50	4,595,000	5,441,184
NRG Energy
144A 3.75% 6/15/24 #	1,985,000	2,131,207
144A 4.45% 6/15/29 #	3,180,000	3,472,429
NV Energy 6.25% 11/15/20	2,975,000	3,019,521
Pacific Gas and Electric
2.10% 8/1/27	3,535,000	3,532,728
2.50% 2/1/31	2,105,000	2,118,273
3.30% 8/1/40	895,000	915,525
4.60% 6/15/43	1,690,000	1,932,485
PacifiCorp 2.70% 9/15/30	755,000	858,444
San Diego Gas & Electric 3.32% 4/15/50	2,015,000	2,418,330
Southern California Edison
3.65% 2/1/50	2,555,000	2,931,336
4.875% 3/1/49	3,555,000	4,711,464
6.00% 1/15/34	1,415,000	1,939,179
Southwestern Electric Power 4.10% 9/15/28	6,105,000	7,228,393
Vistra Operations
144A 3.55% 7/15/24 #	4,865,000	5,120,449
144A 3.70% 1/30/27 #	2,185,000	2,312,369
144A 4.30% 7/15/29 #	2,975,000	3,214,355

		150,465,700

Energy — 8.72%
BP Capital Markets 4.875% µ, y	4,315,000	4,638,625
Canadian Natural Resources 2.05% 7/15/25	5,620,000	5,752,455
Cheniere Corpus Christi Holdings 7.00% 6/30/24	5,215,000	6,025,904
Continental Resources 5.00% 9/15/22	3,840,000	3,843,840
Enbridge 5.75% 7/15/80 µ	3,755,000	3,834,481

Schedules of investments

Delaware Corporate Bond Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Energy (continued)
Energy Transfer Operating
6.25% 4/15/49	4,830,000	$5,215,745
7.125% µ,y	6,840,000	5,694,300
Florida Gas Transmission 144A 2.55% 7/1/30 #	2,305,000	2,438,376
Marathon Oil 4.40% 7/15/27	7,830,000	7,960,777
MPLX
4.125% 3/1/27	11,300,000	12,355,506
5.50% 2/15/49	2,435,000	2,921,156
Noble Energy 4.20% 10/15/49	6,095,000	7,722,288
NuStar Logistics 5.625% 4/28/27	2,585,000	2,529,461
ONEOK 7.50% 9/1/23	4,985,000	5,719,691
Sabine Pass Liquefaction 5.75% 5/15/24	5,514,000	6,284,241
Schlumberger Investment 2.65% 6/26/30	5,360,000	5,569,137
Targa Resources Partners 5.875% 4/15/26	2,370,000	2,523,232
Tennessee Gas Pipeline 144A 2.90% 3/1/30 #	4,430,000	4,685,244
Total Capital International 2.986% 6/29/41	5,615,000	6,274,605

		101,989,064

Finance Companies - 1.78%
AerCap Ireland Capital DAC
3.65% 7/21/27	1,630,000	1,497,274
4.125% 7/3/23	2,325,000	2,334,624
4.50% 9/15/23	1,885,000	1,922,790
6.50% 7/15/25	1,715,000	1,842,000
Air Lease
3.00% 2/1/30	4,513,000	4,266,433
3.375% 7/1/25	1,935,000	1,969,964
Aviation Capital Group 144A 5.50% 12/15/4 #	6,835,000	7,007,223

		20,840,308

Insurance - 1.80%
Brighthouse Financial
4.70% 6/22/47	6,030,000	5,991,828
5.625% 5/15/30	2,360,000	2,703,575
Centene
3.375% 2/15/30	3,160,000	3,361,466
4.625% 12/15/29	2,035,000	2,272,189
Metropolitan Life Global Funding I 144A 2.95%
4/9/30 #	2,020,000	2,322,981
Travelers 2.55% 4/27/50	4,085,000	4,424,295

		21,076,334

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Natural Gas – 0.27%
Sempra Energy 4.875% µ, y	3,035,000	$3,149,723

		3,149,723

Real Estate Investment Trusts – 1.24%
Corporate Office Properties 5.25% 2/15/24	4,071,000	4,421,298
CubeSmart 3.00% 2/15/30	5,540,000	6,052,863
Life Storage 4.00% 6/15/29	945,000	1,072,061
LifeStorage 3.50% 7/1/26	2,745,000	2,973,880

		14,520,102

Technology – 9.48%
Broadcom 144A 4.15% 11/15/30 #	5,135,000	5,778,705
Citrix Systems 3.30% 3/1/30	4,705,000	5,112,435
CoStar Group 144A 2.80% 7/15/30 #	3,370,000	3,569,470
Fiserv
2.65% 6/1/30	3,200,000	3,508,358
3.20% 7/1/26	6,530,000	7,364,116
Global Payments 2.65% 2/15/25	9,595,000	10,288,466
HP
2.20% 6/17/25	4,020,000	4,214,391
3.00% 6/17/27	3,015,000	3,251,977
International Business Machines 3.00% 5/15/24	7,490,000	8,179,839
Iron Mountain 144A 5.25% 7/15/30 #	3,399,000	3,571,074
KLA 3.30% 3/1/50	8,680,000	9,766,603
Lam Research
1.90% 6/15/30	800,000	848,153
2.875% 6/15/50	3,685,000	4,216,223
Leidos 144A 3.625% 5/15/25 #	2,025,000	2,243,933
Microchip Technology
3.922% 6/1/21	1,335,000	1,366,956
4.333% 6/1/23	9,520,000	10,282,945
NXP
144A 2.70% 5/1/25 #	505,000	541,629
144A 3.40% 5/1/30 #	975,000	1,078,829
144A 4.30% 6/18/29 #	1,104,000	1,289,086
144A 4.875% 3/1/24 #	7,660,000	8,620,680
Oracle 2.95% 4/1/30	3,445,000	3,932,233
PayPal Holdings
1.65% 6/1/25	3,420,000	3,568,904
2.30% 6/1/30	3,295,000	3,570,488
SS&C Technologies 144A 5.50% 9/30/27 #	2,035,000	2,190,169
Xilinx 2.375% 6/1/30	2,295,000	2,490,914

		110,846,576

Schedules of investments

Delaware Corporate Bond Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Transportation – 1.88%
Delta Air Lines
144A 7.00% 5/1/25 #	844,000	$902,935
7.375% 1/15/26	2,660,000	2,639,359
Southwest Airlines
5.125% 6/15/27	5,680,000	5,967,999
5.25% 5/4/25	3,090,000	3,312,781
Union Pacific 3.25% 2/5/50	6,105,000	7,191,477
United Airlines 2019-1 Class AA Pass Through Trust Series 2019-1, AA 4.15% 2/25/33 ◆	1,973,205	1,919,604

		21,934,155

Utilities – 0.73%
Essential Utilities
2.704% 4/15/30	1,815,000	1,986,348
3.351% 4/15/50	1,765,000	2,074,008
4.276% 5/1/49	3,270,000	4,447,840

		8,508,196

Total Corporate Bonds (cost $1,019,925,563)		1,104,592,378

Loan Agreements – 0.82%
BWay Holding 3.523% (LIBOR03M + 3.25%) 4/3/24 ●	1,294,209	1,211,818
Numericable US Tranche B-13 4.175% (LIBOR01M + 4.00%) 8/14/26 ●	2,456,250	2,413,047
Stars Group Holdings 3.808% (LIBOR03M + 3.50%) 7/10/25 ●	726,313	727,130
USI Tranche B 3.308% (LIBOR03M + 3.00%) 5/16/24 ●	2,449,622	2,373,072
Zayo Group Holdings 3.161% (LIBOR01M + 3.00%) 3/9/27 ●	2,892,750	2,818,623

Total Loan Agreements (cost $9,743,639)		9,543,690

US Treasury Obligation – 0.87%
US Treasury Bond 1.25% 5/15/50	10,040,000	10,163,147

Total US Treasury Obligation (cost $9,723,606)		10,163,147

	Number of shares	Value (US $)

Convertible Preferred Stock – 0.34%
El Paso Energy Capital Trust I 4.75% exercise price $34.49, maturity date 3/31/28	22,731	$1,112,455
Lyondellbasell Advanced Polymers 6.00% exercise price $25.00 y	2,808	2,888,028

Total Convertible Preferred Stock (cost $4,053,106)		4,000,483

Preferred Stock – 0.60%
Morgan Stanley 4.085% (LIBOR03M + 3.81%) ●	6,825,000	6,685,033
USB Realty 144A 1.422% (LIBOR03M + 1.147%) #, ●	400,000	319,698

Total Preferred Stock (cost $7,227,575)		7,004,731

Short Term Investments – 1.66%
Money Market Mutual Funds – 1.66%BlackRock FedFund – Institutional Shares (seven-day effective yield 0.06%)	3,883,915	3,883,915
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.05%)	3,883,915	3,883,915
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.13%)	3,883,914	3,883,914
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.01%)	3,883,914	3,883,914
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 0.01%)	3,883,915	3,883,915

Total Short-Term Investments (cost $19,419,573)		19,419,573

Total Value of Securities–99.40% (cost $1,077,609,918)		$1,162,341,732

○	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2020, the aggregate value of Rule 144A securities was $204,670,234, which represents 17.50% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

>	PIK. 100% of the income received was in the form of cash.

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2020. Rate will reset at a future date.

y	No contractual maturity date.

Schedules of investments

Delaware Corporate Bond Fund

●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at July 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

The following futures contracts were outstanding at July 31, 2020:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Variation Margin Due from (Due to) Brokers
201	US Treasury 10 yr Notes	$28,155,703	$27,917,512	9/21/20	$238,191	$12,563
86	US Treasury Long Bonds	15,676,188	15,367,342	9/21/20	308,846	(2,688)

Total Futures Contracts			$43,284,854		$547,037	$9,875

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amount presented above represents the Fund’s total exposure in such contracts, whereas only the variation margin is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

DAC – Designated Activity Company

GS – Goldman Sachs

ICE – Intercontinental Exchange

LIBOR – London interbank offered rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month PIK – Payment-in-Kind

USD – US Dollar yr– Year

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Extended Duration Bond Fund	July 31, 2020

	Principal amount○	Value (US $)

Convertible Bonds – 0.69%
Cheniere Energy 144A PIK 4.875% exercise price
$93.64, maturity date 5/28/21 #, >	2,115,335	$2,151,400
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	2,045,000	1,963,583

Total Convertible Bonds (cost $4,060,041)		4,114,983

Corporate Bonds – 92.06%
Banking – 7.06%
Ally Financial 8.00% 11/1/31	595,000	824,451
Bank of America 2.676% 6/19/41 µ	5,535,000	5,924,587
Bank of New York Mellon 4.70% µ, y	2,600,000	2,821,728
Bank of Nova Scotia 4.90% µ, y	712,000	733,260
Citizens Financial Group 5.65%µ, y
Credit Suisse Group	1,510,000	1,604,375
144A 4.194% 4/1/31 #,µ	2,295,000	2,685,850
144A 5.10% #, µ, y	2,820,000	2,791,095
144A 6.25% #, µ, y	1,147,000	1,226,086
144A 6.375% #, µ, y	2,310,000	2,434,659
Fifth Third Bancorp 4.50% µ, y	1,530,000	1,560,600
JPMorgan Chase & Co. 3.109% 4/22/41 µ	1,020,000	1,160,550
Morgan Stanley 3.622% 4/1/31 µ, y	1,375,000	1,611,235
Truist Financial 4.95% µ, y	2,705,000	2,894,350
UBS 7.625% 8/17/22	2,635,000	2,952,413
UBS Group 6.875% µ, y	3,500,000	3,561,495
US Bancorp 5.125%µ, y	2,805,000	2,788,731
USB Capital IX 3.50% (LIBOR03M + 1.02%) y, •	375,000	327,471
Wells Fargo & Co. 5.95% 12/1/86	3,030,000	3,850,537

		41,753,473

Basic Industry – 1.45%
BHP Billiton Finance USA 144A 6.25% 10/19/75 #, µ	1,248,000	1,257,878
Packaging Corp. of America 4.05% 12/15/49	2,980,000	3,822,473
RPM International 4.25% 1/15/48	3,115,000	3,255,027
WR Grace & Co. 144A 4.875% 6/15/27 #	222,000	236,977

		8,572,355

Brokerage – 2.70%
Charles Schwab 5.375%µ, y	2,525,000	2,771,187
Jefferies Group
6.45% 6/8/27	2,640,000	3,183,264
6.50% 1/20/43	1,985,000	2,526,827

	Principal amount○	Value (US $)

Corporate Bonds (continued)
Brokerage (continued)
KKR Group Finance Co. VII 144A 3.625% 2/25/50 #	3,925,000	$4,117,405
Legg Mason 5.625% 1/15/44	2,475,000	3,345,868

		15,944,551

Capital Goods — 7.10%
General Electric 4.35% 5/1/50	3,365,000	3,494,382
GFL Environmental 144A 5.125% 12/15/26 #	893,000	949,339
Otis Worldwide
144A 3.112% 2/15/40 #	1,808,000	2,023,186
144A 3.362% 2/15/50 #	201,000	235,590
Parker-Hannifin 4.00% 6/14/49	3,000,000	3,774,468
Republic Services 3.05% 3/1/50	5,230,000	5,887,172
Snap-on 4.10% 3/1/48	5,415,000	6,911,094
United Rentals North America 3.875% 11/15/27	925,000	972,406
Valmont Industries 5.00% 10/1/44	5,333,000	5,928,802
Waste Connections 3.05% 4/1/50	6,245,000	6,998,412
Waste Management 4.15% 7/15/49	3,590,000	4,780,795

		41,955,646

Communications — 14.03%
AT&T
3.10% 2/1/43	1,200,000	1,234,119
3.50% 6/1/41	2,079,000	2,264,317
3.65% 6/1/51	2,255,000	2,471,402
4.90% 8/15/37	1,605,000	2,018,955
Charter Communications Operating
3.70% 4/1/51	2,015,000	2,140,250
5.125% 7/1/49	765,000	939,660
5.375% 4/1/38	3,170,000	4,003,064
Comcast
2.80% 1/15/51	1,735,000	1,892,833
3.20% 7/15/36	2,025,000	2,364,355
3.75% 4/1/40	4,650,000	5,814,646
CSC Holdings 144A 4.125% 12/1/30 #	2,135,000	2,251,891
Deutsche Telekom 144A 3.625% 1/21/50 #	3,135,000	3,718,551
Deutsche Telekom International Finance 8.75%
6/15/30	1,335,000	2,151,373
Discovery Communications
5.00% 9/20/37	990,000	1,214,937
5.20% 9/20/47	2,285,000	2,919,584
Level 3 Financing 144A 4.25% 7/1/28 #	1,505,000	1,570,468
Telefonica Emisiones 5.52% 3/1/49	3,320,000	4,528,118

Schedule of investments

Delaware Extended Duration Bond Fund

	Principal amount○	Value (US $)

Corporate Bonds (continued)
Communications (continued)
Time Warner Cable
6.75% 6/15/39	2,105,000	$2,960,763
7.30% 7/1/38	5,265,000	7,668,621
T-Mobile USA 144A 4.375% 4/15/40 #	7,554,000	9,255,463
Verizon Communications
4.00% 3/22/50	545,000	736,761
4.50% 8/10/33	5,480,000	7,182,347
ViacomCBS 4.375% 3/15/43	4,195,000	4,660,884
Virgin Media Secured Finance 144A 5.50%
5/15/29 #	1,625,000	1,773,834
Vodafone Group
4.25% 9/17/50	1,180,000	1,462,153
4.875% 6/19/49	2,800,000	3,707,353

		82,906,702

Consumer Cyclical — 1.42%
Amazon.com 2.50% 6/3/50	2,035,000	2,227,735
Ford Motor 8.50% 4/21/23	2,475,000	2,751,619
General Motors 6.75% 4/1/46	2,805,000	3,386,527

		8,365,881

Consumer Non-Cyclical — 11.33%
AbbVie 144A 4.05% 11/21/39 #	3,815,000	4,679,012
Anheuser-Busch InBev Worldwide 4.50% 6/1/50	5,785,000	7,357,278
AstraZeneca 4.00% 9/18/42	3,785,000	5,001,097
Baxter International 3.50% 8/15/46	1,310,000	1,562,576
Biogen 3.15% 5/1/50	5,155,000	5,459,040
Cigna 3.20% 3/15/40	4,410,000	4,949,446
CVS Health
4.25% 4/1/50	2,415,000	3,091,226
4.78% 3/25/38	3,415,000	4,395,077
Gilead Sciences 4.50% 2/1/45	2,525,000	3,492,357
HCA 3.50% 9/1/30	1,415,000	1,488,755
Lamb Weston Holdings 144A 4.625% 11/1/24 #	222,000	233,123
Pernod Ricard 144A 5.50% 1/15/42 #	1,900,000	2,722,604
Pfizer 2.55% 5/28/40	1,185,000	1,314,569
Stryker 2.90% 6/15/50	4,305,000	4,720,198
Takeda Pharmaceutical
3.025% 7/9/40	1,395,000	1,521,904
3.175% 7/9/50	4,120,000	4,533,333
Teleflex 144A 4.25% 6/1/28 #	1,345,000	1,442,513
Upjohn 144A 4.00% 6/22/50 #	7,850,000	8,986,711

		66,950,819

	Principal amount○	Value (US $)

Corporate Bonds (continued)
Electric — 17.02%
AEP Texas 3.80% 10/1/47	3,800,000	$4,725,646
Alabama Power 4.30% 7/15/48	2,630,000	3,623,268
American Transmission Systems 144A 5.00%
9/1/44 #	5,110,000	6,663,935
Appalachian Power
3.70% 5/1/50	380,000	449,122
4.50% 3/1/49	3,685,000	4,850,600
Arizona Public Service
4.20% 8/15/48	2,720,000	3,546,678
4.25% 3/1/49	2,790,000	3,656,943
Baltimore Gas and Electric 3.75% 8/15/47	2,580,000	3,265,151
Black Hills 4.20% 9/15/46	2,889,000	3,387,277
CenterPoint Energy 3.70% 9/1/49	4,960,000	5,897,563
CMS Energy 4.75% 6/1/50 μ	1,835,000	1,963,178
Dayton Power & Light 3.95% 6/15/49	4,725,000	5,444,692
Dominion Energy 4.65% μ, y	1,960,000	1,997,632
Duke Energy 4.875% μ, y	2,445,000	2,527,745
Emera 6.75% 6/15/76 μ	331,000	368,484
Entergy Arkansas 4.95% 12/15/44	2,765,000	3,049,924
Entergy Louisiana 4.95% 1/15/45	125,000	139,120
Evergy Kansas Central
3.25% 9/1/49	5,038,000	5,985,995
3.45% 4/15/50	2,525,000	3,110,408
Exelon 4.70% 4/15/50	1,720,000	2,387,106
Louisville Gas and Electric 4.25% 4/1/49	4,520,000	6,050,167
National Rural Utilities Cooperative Finance 5.25%
4/20/46 μ	212,000	229,187
NextEra Energy Capital Holdings 5.65% 5/1/79 μ	2,775,000	3,161,531
Oglethorpe Power 5.05% 10/1/48	2,580,000	3,123,135
Oklahoma Gas and Electric 3.85% 8/15/47	4,500,000	5,320,832
Pacific Gas and Electric
3.30% 8/1/40	1,105,000	1,130,340
4.60% 6/15/43	830,000	949,090
San Diego Gas & Electric 3.32% 4/15/50	1,195,000	1,434,196
Southern California Edison
3.65% 2/1/50	610,000	699,849
4.00% 4/1/47	1,530,000	1,822,541
4.125% 3/1/48	3,245,000	3,890,126
4.875% 3/1/49	1,130,000	1,497,596
Southwestern Public Service 4.40% 11/15/48	3,125,000	4,260,626

		100,609,683

Schedule of investments

Delaware Extended Duration Bond Fund

	Principal amount○	Value (US $)

Corporate Bonds (continued)
Energy — 8.89%
BP Capital Markets 4.875% μ, y	2,115,000	$2,273,625
Enbridge 5.75% 7/15/80 μ	1,840,000	1,878,947
Enbridge Energy Partners 5.50% 9/15/40	1,392,000	1,748,673
Energy Transfer Operating
5.00% 5/15/50	2,280,000	2,270,244
6.25% 4/15/49	3,940,000	4,254,665
7.125% μ, y	3,765,000	3,134,363
Eni 144A 5.70% 10/1/40 #	3,450,000	4,174,536
Enterprise Products Operating
3.20% 2/15/52	3,025,000	3,018,081
4.20% 1/31/50	2,445,000	2,811,350
Kinder Morgan 3.25% 8/1/50	2,325,000	2,298,296
Marathon Oil 5.20% 6/1/45	2,800,000	2,734,507
MPLX 5.50% 2/15/49	5,590,000	6,706,063
Noble Energy
4.20% 10/15/49	1,180,000	1,495,045
4.95% 8/15/47	3,350,000	4,571,428
5.05% 11/15/44	1,785,000	2,386,880
NuStar Logistics 6.00% 6/1/26	1,239,000	1,272,100
Sabine Pass Liquefaction 5.875% 6/30/26	2,060,000	2,483,789
Targa Resources Partners
144A 5.50% 3/1/30 #	1,500,000	1,576,410
5.875% 4/15/26	1,389,000	1,478,806
		52,567,808

Finance Companies — 0.34%
AerCap Ireland Capital DAC 6.50% 7/15/25	1,865,000	2,003,108

		2,003,108

Insurance — 7.47%
Berkshire Hathaway Finance
4.20% 8/15/48	5,385,000	7,341,668
4.25% 1/15/49	1,150,000	1,590,701
Brighthouse Financial 4.70% 6/22/47	3,905,000	3,880,280
Centene 3.375% 2/15/30	1,820,000	1,936,034
High Street Funding Trust II 144A 4.682% 2/15/48 #	6,505,000	8,225,852
Nationwide Mutual Insurance 144A 4.95% 4/22/44 #	2,010,000	2,327,976
New York Life Insurance 144A 3.75% 5/15/50 #	2,705,000	3,318,628
Pacific Life Insurance 144A 4.30% 10/24/67 #, μ	4,985,000	5,412,606
Voya Financial 4.70% 1/23/48 μ	1,091,000	1,086,899
Willis North America 3.875% 9/15/49	5,075,000	6,299,445
XLIT 5.50% 3/31/45	1,895,000	2,721,852

		44,141,941

	Principal amount○	Value (US $)

Corporate Bonds (continued)
Natural Gas — 5.43%
Brooklyn Union Gas 144A 4.273% 3/15/48 #	5,010,000	$6,683,643
Piedmont Natural Gas 3.64% 11/1/46	6,300,000	7,511,175
Sempra Energy 4.875% μ, y	1,485,000	1,541,133
Southern California Gas 4.30% 1/15/49	4,500,000	6,265,550
Southwest Gas
3.80% 9/29/46	2,150,000	2,469,991
4.15% 6/1/49	2,430,000	2,979,909
Washington Gas Light 3.65% 9/15/49	3,905,000	4,636,657

		32,088,058

Technology — 2.76%
Iron Mountain 144A 5.25% 7/15/30 #	1,666,000	1,750,341
KLA 3.30% 3/1/50	6,185,000	6,959,267
Lam Research 2.875% 6/15/50	2,675,000	3,060,623
NXP 144A 4.30% 6/18/29 #	2,423,000	2,829,216
SS&C Technologies 144A 5.50% 9/30/27 #	1,590,000	1,711,238

		16,310,685

Transportation — 3.08%
Burlington Northern Santa Fe 4.05% 6/15/48	3,760,000	4,992,533
Norfolk Southern 4.15% 2/28/48	4,795,000	6,231,157
Union Pacific
3.25% 2/5/50	2,725,000	3,209,955
3.55% 8/15/39	3,155,000	3,779,637

		18,213,282

Utilities — 1.98%
American Water Capital 3.45% 5/1/50	2,705,000	3,356,762
Essential Utilities
3.351% 4/15/50	1,015,000	1,192,702
4.276% 5/1/49	5,275,000	7,175,032

		11,724,496

Total Corporate Bonds (cost $470,479,441)		544,108,488

Municipal Bonds — 3.74%
Chicago, Illinois O’Hare International Airport Third
Lien Revenue
(Build America Bonds — Direct Payment)
Series B 6.395% 1/1/40	3,800,000	5,814,684
Long Island, New York Power Authority Electric
System Revenue
(Federally Taxable — Issuer Subsidy – Build
America Bonds) Series B 5.85% 5/1/41	3,600,00	5,391,792

Schedule of investments

Delaware Extended Duration Bond Fund

	Principal amount○	Value (US $)

Municipal Bonds (continued)
Los Angeles, California Department of Water &
Power Revenue
(Federally Taxable—Direct Payment—Build
America Bonds) Series D 6.574% 7/1/45	2,225,000	$3,960,812
Metropolitan Transportation Authority, New York
Revenue
(Build America Bonds)
Series A-2 6.089% 11/15/40	3,205,000	4,525,107
Oregon Department of Transportation Highway User
Tax Revenue
(Federally Taxable Build America Bonds)
Subordinate Series A 5.834% 11/15/34	1,605,000	2,393,183

Total Municipal Bonds (cost $14,455,584)		22,085,578

Loan Agreements — 0.28%
Zayo Group Holdings 3.161% (LIBOR01M + 3.00%)
3/9/27 •	1,695,750	1,652,297

Total Loan Agreements (cost $1,691,511)		1,652,297

	Number of shares

Convertible Preferred Stock — 0.75%
Bank of America 7.25% exercise price $50.00 y	1,360	2,038,654
El Paso Energy Capital Trust I 4.75% exercise price
$34.49, maturity date 3/31/28	14,912	729,793
Lyondellbasell Advanced Polymers 6.00% exercise
price $25.00 y	1,597	1,642,515

Total Convertible Preferred Stock (cost $4,194,315)		4,410,962

Preferred Stock — 0.43%
Morgan Stanley 4.085% (LIBOR03M + 3.81%) •	2,280,000	2,233,242
USB Realty 144A 1.422% (LIBOR03M + 1.147%) #,
•	400,000	319,698

Total Preferred Stock (cost $2,590,000)		2,552,940

Short-Term Investments — 1.78%
Money Market Mutual Funds — 1.78%
BlackRock FedFund – Institutional Shares
(seven-day effective yield 0.06%)	2,100,168	2,100,168
Fidelity Investments Money Market Government
Portfolio – Class I (seven-day effective yield
0.05%)	2,100,167	2,100,167

	Number of shares

Short-Term Investments (continued)
Money Market Mutual Funds (continued)
GS Financial Square Government Fund –
Institutional Shares (seven-day effective yield
0.13%)	2,100,167	$2,100,167
Morgan Stanley Government Portfolio – Institutional
Share Class (seven-day effective yield 0.01%)	2,100,168	2,100,168
State Street Institutional US Government Money
Market Fund – Investor Class (seven-day effective
yield 0.01%)	2,100,167	2,100,167

Total Short-Term Investments (cost $10,500,837)		10,500,837

Total Value of Securities—99.73%
(cost $507,971,729)		$589,426,085

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2020, the aggregate value of Rule 144A securities was $101,737,714, which represents 17.21% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

>	PIK. 100% of the income received was in the form of cash.

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2020. Rate will reset at a future date.

y	No contractual maturity date.

•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at July 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

The following futures contracts were outstanding at July 31, 2020:1

Futures Contracts

Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Variation Margin Due from (Due to) Brokers
255 US Treasury Long Bonds	$46,481,719	$45,542,174	9/21/20	$939,545	$(7,969)

Schedule of investments

Delaware Extended Duration Bond Fund

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amount presented above represents the Fund’s total exposure in such contracts, whereas only the variation margin is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

DAC – Designated Activity Company

GS – Goldman Sachs

ICE – Intercontinental Exchange

LIBOR – London interbank offered rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

PIK – Payment-in-Kind USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

July 31, 2020

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Assets:
Investments, at value*	$1,162,341,732	$589,426,085
Cash	212,671	637,962
Cash collateral due from brokers	787,325	1,318,350
Receivable for securities sold	3,810,792	1,770,988
Dividends and interest receivable	9,702,899	5,716,956
Receivable for fund shares sold	2,900,464	978,748
Variation margin due from broker on future contracts	9,875	—

Total Assets	1,179,765,758	599,849,089

Liabilities:
Payable for securities purchased	6,189,832	6,768,987
Payable for fund shares redeemed	2,620,951	1,167,572
Distribution payable	806,130	439,937
Investment management fees payable to affiliates	369,044	214,097
Other accrued expenses	253,252	164,383
Distribution fees payable to affiliates	95,995	43,823
Dividend disbursing and transfer agent fees and expenses payable to affiliates	9,278	4,605
Audit and tax fees payable	6,500	6,500
Trustees’ fees and expenses payable to affiliates	4,013	1,952
Accounting and administration expenses payable to affiliates	3,715	2,015
Legal fees payable to affiliates	1,741	847
Reports and statements to shareholders expenses payable to affiliates	1,467	741
Variation margin due to broker on futures contracts	—	7,969

Total Liabilities	10,361,918	8,823,428

Total Net Assets	$1,169,403,840	$591,025,661

Net Assets Consist of:
Paid-in capital	$1,099,868,952	$484,470,422
Total distributable earnings (loss)	69,534,888	106,555,239

Total Net Assets	$1,169,403,840	$591,025,661

Statements of assets and liabilities

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Net Asset Value
Class A:
Net assets	$199,500,027	$130,677,785
Shares of beneficial interest outstanding, unlimited authorization, no par	30,522,506	16,913,775
Net asset value per share	$6.54	$7.73
Sales charge	4.50%	4.50%
Offering price per share, equal to net asset value per share / (1 -sales charge)	$6.85	$8.09
Class C:
Net assets	$48,282,769	$13,859,476
Shares of beneficial interest outstanding, unlimited authorization, no par	7,386,817	1,795,031
Net asset value per share	$6.54	$7.72
Class R:
Net assets	$14,106,916	$12,064,541
Shares of beneficial interest outstanding, unlimited authorization, no par	2,156,469	1,559,105
Net asset value per share	$6.54	$7.74
Institutional Class:
Net assets	$903,456,002	$377,316,015
Shares of beneficial interest outstanding, unlimited authorization, no par	138,229,873	48,920,028
Net asset value per share	$6.54	$7.71
Class R6:
Net assets	$4,058,126	$57,107,844
Shares of beneficial interest outstanding, unlimited authorization, no par	621,196	7,398,926
Net asset value per share	$6.53	$7.72
*Investments, at cost	$1,077,609,918	$507,971,729

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Year ended July 31, 2020

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Investment Income:
Interest	$37,900,080	$23,987,765
Dividends	660,443	348,883

	38,560,523	24,336,648

Expenses:
Management fees	5,287,475	3,309,472
Distribution expenses - Class A	439,196	317,520
Distribution expenses - Class C	618,460	152,241
Distribution expenses - Class R	80,370	60,145
Dividend disbursing and transfer agent fees and expenses	1,224,485	664,108
Accounting and administration expenses	225,097	146,257
Registration fees	108,118	55,694
Reports and statements to shareholders expenses	106,301	64,884
Legal fees	66,660	39,470
Trustees’ fees and expenses	62,323	35,560
Audit and tax fees	52,268	51,556
Custodian fees	33,538	17,367
Other	54,732	41,455

	8,359,023	4,955,729
Less expenses waived	(994,818)	(971,915)
Less expenses paid indirectly	(8,226)	(2,077)

Total operating expenses	7,355,979	3,981,737

Net Investment Income	31,204,544	20,354,911

Statements of operations

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Net Realized and Unrealized Gain:
Net realized gain (loss) on:
Investments	$46,099,556	$44,551,775
Futures contracts	4,958,754	2,589,936

Net realized gain	51,058,310	47,141,711

Net change in unrealized appreciation (depreciation) of:
Investments	45,875,533	33,684,796
Futures contracts	95,675	267,750

Net change in unrealized appreciation (depreciation)	45,971,208	33,952,546

Net Realized and Unrealized Gain	97,029,518	81,094,257

Net Increase in Net Assets Resulting from Operations	$128,234,062	$101,449,168

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Corporate Bond Fund

	Year ended
	7/31/20	7/31/19
Increase in Net Assets from Operations:
Net investment income	$31,204,544	$33,705,434
Net realized gain	51,058,310	1,719,697
Net change in unrealized appreciation (depreciation)	45,971,208	45,034,413

Net increase in net assets resulting from operations	128,234,062	80,459,544

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(5,285,286)	(6,639,981)
Class C	(1,396,953)	(2,395,036)
Class R	(443,563)	(662,925)
Institutional Class	(27,210,784)	(26,021,706)
Class R6	(38,151)	(42)

	(34,374,737)	(35,719,690)

Capital Share Transactions:
Proceeds from shares sold:
Class A	62,982,195	28,554,252
Class C	10,660,221	6,560,970
Class R	5,609,745	4,595,777
Institutional Class	504,256,201	396,782,771
Class R6	4,758,341	2,000
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	4,758,388	6,083,250
Class C	1,198,923	2,069,758
Class R	443,259	657,856
Institutional Class	19,226,028	14,723,721
Class R6	985	40

	613,894,286	460,030,395

Statements of changes in net assets

Delaware Corporate Bond Fund

	Year ended
	7/31/20	7/31/19
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(53,081,068)	$(76,251,283)
Class C	(37,184,640)	(32,720,738)
Class R	(10,525,703)	(8,298,842)
Institutional Class	(421,540,769)	(571,365,460)
Class R6	(896,507)	—

	(523,228,687)	(688,636,323)

Increase (decrease) in net assets derived from capital share
transactions	90,665,599	(228,605,928)

Net Increase (Decrease) in Net Assets	184,524,924	(183,866,074)

Net Assets:
Beginning of year	984,878,916	1,168,744,990

End of year	$1,169,403,840	$984,878,916

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Extended Duration Bond Fund

	Year ended
	7/31/20	7/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$20,354,911	$24,928,035
Net realized gain (loss)	47,141,711	(4,898,185)
Net change in unrealized appreciation (depreciation)	33,952,546	58,022,062

Net increase in net assets resulting from operations	101,449,168	78,051,912

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(6,783,486)	(4,932,266)
Class C	(700,946)	(465,622)
Class R	(611,834)	(477,425)
Institutional Class	(23,233,495)	(17,553,011)
Class R6	(2,601,926)	(1,893,434)

	(33,931,687)	(25,321,758)

Capital Share Transactions:
Proceeds from shares sold:
Class A	31,793,438	24,026,085
Class C	4,000,885	1,258,859
Class R	5,159,979	3,448,104
Institutional Class	137,592,975	144,800,627
Class R6	11,168,538	2,303,998

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	6,688,533	4,889,015
Class C	651,683	435,001
Class R	613,147	480,127
Institutional Class	22,414,672	16,706,388
Class R6	2,586,005	1,901,387

	222,669,855	200,249,591

Statements of changes in net assets

Delaware Extended Duration Bond Fund

	Year ended
	7/31/20	7/31/19

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(46,526,197)	$(63,899,743)
Class C	(7,237,749)	(5,696,100)
Class R	(6,913,146)	(8,291,559)
Institutional Class	(272,359,520)	(187,981,554)
Class R6	(7,675,284)	(11,288,541)

	(340,711,896)	(277,157,497)

Decrease in net assets derived from capital share transactions	(118,042,041)	(76,907,906)

Net Decrease in Net Assets	(50,524,560)	(24,177,752)

Net Assets:
Beginning of year	641,550,221	665,727,973

End of year	$591,025,661	$641,550,221

See accompanying notes, which are an integral part of the financial statements.

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Financial highlights

Delaware Corporate Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16

Net asset value, beginning of period	$5.97	$5.61	$5.90	$5.94	$5.81

Income (loss) from investment operations:
Net investment income[1]	0.17	0.21	0.19	0.19	0.19
Net realized and unrealized gain (loss)	0.58	0.37	(0.27)	(0.03)	0.14

Total from investment operations	0.75	0.58	(0.08)	0.16	0.33

Less dividends and distributions from:
Net investment income	(0.18)	(0.22)	(0.21)	(0.20)	(0.20)
Net realized gain	—	—	—	—	—	[2]

Total dividends and distributions	(0.18)	(0.22)	(0.21)	(0.20)	(0.20)

Net asset value, end of period	$6.54	$5.97	$5.61	$5.90	$5.94

Total return[3]	12.90%	10.65%	(1.44%)	2.84%	5.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$199,500	$168,910	$200,600	$248,143	$352,477
Ratio of expenses to average net assets[4]	0.82%	0.82%	0.88%	0.94%	0.94%
Ratio of expenses to average net assets prior to fees waived[4]	0.91%	0.92%	0.92%	0.94%	0.96%
Ratio of net investment income to average net assets	2.71%	3.68%	3.26%	3.19%	3.28%
Ratio of net investment income to average net assets prior to fees waived	2.62%	3.58%	3.22%	3.19%	3.26%
Portfolio turnover	172%	173%	158%	168%	217%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount is less than $0.005 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager.

Performance	would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Corporate Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16

Net asset value, beginning of period	$5.97	$5.61	$5.90	$5.94	$5.81

Income (loss) from investment operations:
Net investment income[1]	0.12	0.17	0.14	0.14	0.15
Net realized and unrealized gain (loss)	0.59	0.37	(0.27)	(0.02)	0.14

Total from investment operations	0.71	0.54	(0.13)	0.12	0.29

Less dividends and distributions from:
Net investment income	(0.14)	(0.18)	(0.16)	(0.16)	(0.16)
Net realized gain	—	—	—	—	—	[2]

Total dividends and distributions	(0.14)	(0.18)	(0.16)	(0.16)	(0.16)

Net asset value, end of period	$6.54	$5.97	$5.61	$5.90	$5.94

Total return[3]	12.05%	9.83%	(2.18%)	2.07%	5.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$48,283	$68,277	$88,274	$131,520	$173,057
Ratio of expenses to average net assets[4]	1.57%	1.57%	1.63%	1.69%	1.69%
Ratio of expenses to average net assets prior to fees waived[4]	1.66%	1.67%	1.67%	1.69%	1.71%
Ratio of net investment income to average net assets	1.96%	2.93%	2.51%	2.44%	2.53%
Ratio of net investment income to average net assets prior to fees waived	1.87%	2.83%	2.47%	2.44%	2.51%
Portfolio turnover	172%	173%	158%	168%	217%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount is less than $0.005 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager.

Performance	would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Corporate Bond Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16

Net asset value, beginning of period	$5.98	$5.62	$5.90	$5.94	$5.82

Income (loss) from investment operations:
Net investment income[1]	0.15	0.19	0.17	0.17	0.17
Net realized and unrealized gain (loss)	0.58	0.38	(0.26)	(0.02)	0.14

Total from investment operations	0.73	0.57	(0.09)	0.15	0.31

Less dividends and distributions from:
Net investment income	(0.17)	(0.21)	(0.19)	(0.19)	(0.19)
Net realized gain	—	—	—	—	—	[2]

Total dividends and distributions	(0.17)	(0.21)	(0.19)	(0.19)	(0.19)

Net asset value, end of period	$6.54	$5.98	$5.62	$5.90	$5.94

Total return[3]	12.43%	10.36%	(1.51%)	2.58%	5.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,107	$17,517	$19,512	$24,207	$29,149
Ratio of expenses to average net assets[4]	1.07%	1.07%	1.13%	1.19%	1.19%
Ratio of expenses to average net assets prior to fees waived[4]	1.16%	1.17%	1.17%	1.19%	1.21%
Ratio of net investment income to average net assets	2.46%	3.43%	3.01%	2.94%	3.03%
Ratio of net investment income to average net assets prior to fees waived	2.37%	3.33%	2.97%	2.94%	3.01%
Portfolio turnover	172%	173%	158%	168%	217%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount is less than $0.005 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Corporate Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16

Net asset value, beginning of period	$5.97	$5.61	$5.90	$5.94	$5.81

Income (loss) from investment operations:
Net investment income[1]	0.18	0.22	0.20	0.20	0.20
Net realized and unrealized gain (loss)	0.59	0.37	(0.27)	(0.02)	0.15

Total from investment operations	0.77	0.59	(0.07)	0.18	0.35

Less dividends and distributions from:
Net investment income	(0.20)	(0.23)	(0.22)	(0.22)	(0.22)
Net realized gain	—	—	—	—	—	[2]

Total dividends and distributions	(0.20)	(0.23)	(0.22)	(0.22)	(0.22)

Net asset value, end of period	$6.54	$5.97	$5.61	$5.90	$5.94

Total return[3]	13.18%	10.93%	(1.20%)	3.09%	6.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$903,456	$730,173	$860,359	$687,186	$583,649
Ratio of expenses to average net assets[4]	0.57%	0.57%	0.63%	0.69%	0.69%
Ratio of expenses to average net assets prior to fees waived[4]	0.66%	0.67%	0.67%	0.69%	0.71%
Ratio of net investment income to average net assets	2.96%	3.93%	3.51%	3.44%	3.53%
Ratio of net investment income to average net assets prior to fees waived	2.87%	3.83%	3.47%	3.44%	3.51%
Portfolio turnover	172%	173%	158%	168%	217%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount is less than $0.005 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Corporate Bond Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended 7/31/20	1/31/19[1] to 7/31/19

Net asset value, beginning of period	$5.97	$5.59

Income from investment operations:
Net investment income[2]	0.19	0.11
Net realized and unrealized gain	0.58	0.39

Total from investment operations	0.77	0.50

Less dividends and distributions from:
Net investment income	(0.21)	(0.12)

Total dividends and distributions	(0.21)	(0.12)

Net asset value, end of period	$6.53	$5.97

Total return[3]	13.12%	8.98%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,058	$2
Ratio of expenses to average net assets[4]	0.48%	0.48%
Ratio of expenses to average net assets prior to fees waived[4]	0.57%	0.58%
Ratio of net investment income to average net assets.	3.05%	4.01%
Ratio of net investment income to average net assets prior to fees waived	2.96%	3.91%
Portfolio turnover.	172%	173%	[5]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

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Financial highlights

Delaware Extended Duration Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16

Net asset value, beginning of period	$6.84	$6.28	$6.62	$6.79	$6.29

Income (loss) from investment operations:
Net investment income[1]	0.22	0.24	0.23	0.22	0.23
Net realized and unrealized gain (loss)	1.05	0.56	(0.34)	(0.16)	0.51

Total from investment operations	1.27	0.80	(0.11)	0.06	0.74

Less dividends and distributions from:
Net investment income	(0.23)	(0.24)	(0.23)	(0.23)	(0.23)
Net realized gain	(0.15)	—	—	—	(0.01)
Return of capital	—	—	—	—	—	[2]

Total dividends and distributions	(0.38)	(0.24)	(0.23)	(0.23)	(0.24)

Net asset value, end of period	$7.73	$6.84	$6.28	$6.62	$6.79

Total return[3]	19.19%	13.17%	(1.64%)	0.97%	12.14%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$130,678	$125,213	$150,397	$196,754	$241,190
Ratio of expenses to average net assets[4]	0.82%	0.82%	0.87%	0.96%	0.96%
Ratio of expenses to average net assets prior to fees waived[4]	0.98%	0.98%	0.98%	1.00%	1.00%
Ratio of net investment income to average net assets	3.16%	3.78%	3.52%	3.40%	3.60%
Ratio of net investment income to average net assets prior to fees waived	3.00%	3.62%	3.41%	3.36%	3.56%
Portfolio turnover	108%	133%	147%	187%	219%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount is less than $0.005 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager.

Performance	would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Extended Duration Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16

Net asset value, beginning of period	$6.83	$6.27	$6.61	$6.78	$6.29

Income (loss) from investment operations:
Net investment income[1]	0.17	0.19	0.18	0.17	0.18
Net realized and unrealized gain (loss)	1.05	0.56	(0.33)	(0.16)	0.50

Total from investment operations	1.22	0.75	(0.15)	0.01	0.68

Less dividends and distributions from:
Net investment income	(0.18)	(0.19)	(0.19)	(0.18)	(0.18)
Net realized gain	(0.15)	—	—	—	(0.01)
Return of capital	—	—	—	—	—	[2]

Total dividends and distributions	(0.33)	(0.19)	(0.19)	(0.18)	(0.19)

Net asset value, end of period	$7.72	$6.83	$6.27	$6.61	$6.78

Total return[3]	18.32%	12.34%	(2.39%)	0.21%	11.14%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$13,859	$14,748	$17,612	$28,265	$33,777
Ratio of expenses to average net assets[4]	1.57%	1.57%	1.62%	1.71%	1.71%
Ratio of expenses to average net assets prior to fees waived[4]	1.73%	1.73%	1.73%	1.75%	1.75%
Ratio of net investment income to average net assets	2.41%	3.03%	2.77%	2.65%	2.85%
Ratio of net investment income to average net assets prior to fees waived	2.25%	2.87%	2.66%	2.61%	2.81%
Portfolio turnover	108%	133%	147%	187%	219%

1	The average shares outstanding method has been applied for per share information.
2	Amount is less than $0.005 per share.
3

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

4	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Extended Duration Bond Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16

Net asset value, beginning of period	$6.85	$6.29	$6.63	$6.80	$6.30

Income (loss) from investment operations:
Net investment income[1]	0.21	0.22	0.21	0.20	0.21
Net realized and unrealized gain (loss)	1.04	0.57	(0.33)	(0.16)	0.51

Total from investment operations	1.25	0.79	(0.12)	0.04	0.72

Less dividends and distributions from:
Net investment income	(0.21)	(0.23)	(0.22)	(0.21)	(0.21)
Net realized gain	(0.15)	—	—	—	(0.01)
Return of capital	—	—	—	—	—	[2]

Total dividends and distributions	(0.36)	(0.23)	(0.22)	(0.21)	(0.22)

Net asset value, end of period	$7.74	$6.85	$6.29	$6.63	$6.80

Total return[3]	18.87%	12.87%	(1.88%)	0.71%	11.84%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,065	$11,984	$15,389	$19,294	$25,965
Ratio of expenses to average net assets[4]	1.07%	1.07%	1.12%	1.21%	1.21%
Ratio of expenses to average net assets prior to fees waived[4]	1.23%	1.23%	1.23%	1.25%	1.25%
Ratio of net investment income to average net assets	2.91%	3.53%	3.27%	3.15%	3.35%
Ratio of net investment income to average net assets prior to fees waived	2.75%	3.37%	3.16%	3.11%	3.31%
Portfolio turnover	108%	133%	147%	187%	219%

1	The average shares outstanding method has been applied for per share information.
2	Amount is less than $0.005 per share.
3

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

4	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Extended Duration Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16

Net asset value, beginning of period	$6.82	$6.27	$6.61	$6.78	$6.28

Income (loss) from investment operations:
Net investment income[1]	0.24	0.25	0.25	0.24	0.24
Net realized and unrealized gain (loss)	1.05	0.56	(0.34)	(0.17)	0.51

Total from investment operations	1.29	0.81	(0.09)	0.07	0.75

Less dividends and distributions from:
Net investment income	(0.25)	(0.26)	(0.25)	(0.24)	(0.24)
Net realized gain	(0.15)	—	—	—	(0.01)
Return of capital	—	—	—	—	—	[2]

Total dividends and distributions	(0.40)	(0.26)	(0.25)	(0.24)	(0.25)

Net asset value, end of period	$7.71	$6.82	$6.27	$6.61	$6.78

Total return[3]	19.54%	13.30%	(1.40%)	1.21%	12.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$377,316	$444,635	$433,957	$393,714	$372,052
Ratio of expenses to average net assets[4]	0.57%	0.57%	0.62%	0.71%	0.71%
Ratio of expenses to average net assets prior to fees waived[4]	0.73%	0.73%	0.73%	0.75%	0.75%
Ratio of net investment income to average net assets	3.41%	4.03%	3.77%	3.65%	3.85%
Ratio of net investment income to average net assets prior to fees waived	3.25%	3.87%	3.66%	3.61%	3.81%
Portfolio turnover	108%	133%	147%	187%	219%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount is less than $0.005 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Extended Duration Bond Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended				5/2/16[1] to

	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16

Net asset value, beginning of period	$6.83	$6.27	$6.61	$6.78	$6.38

Income (loss) from investment operations:
Net investment income[2]	0.25	0.26	0.25	0.24	0.23
Net realized and unrealized gain (loss)	1.04	0.56	(0.33)	(0.16)	0.22

Total from investment operations	1.29	0.82	(0.08)	0.08	0.45

Less dividends and distributions from:
Net investment income	(0.25)	(0.26)	(0.26)	(0.25)	(0.05)
Net realized gain	(0.15)	—	—	—	—
Return of capital	—	—	—	—	—	[3]

Total dividends and distributions	(0.40)	(0.26)	(0.26)	(0.25)	(0.05)

Net asset value, end of period	$7.72	$6.83	$6.27	$6.61	$6.78

Total return[4]	19.61%	13.56%	(1.32%)	1.29%	7.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$57,108	$44,970	$48,373	$23,229	$8,578
Ratio of expenses to average net assets[5]	0.49%	0.49%	0.54%	0.63%	0.63%
Ratio of expenses to average net assets prior to fees waived[5]	0.63%	0.64%	0.65%	0.67%	0.65%
Ratio of net investment income to average net assets	3.49%	4.11%	3.85%	3.73%	3.40%
Ratio of net investment income to average net assets prior to fees waived	3.35%	3.96%	3.74%	3.69%	3.38%
Portfolio turnover	108%	133%	147%	187%	219%	[6]

1	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2	The average shares outstanding method has been applied for per share information.
3	Amount is less than $0.005 per share.
4

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

5	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
6	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund	July 31, 2020

Delaware Group® Income Funds (Trust) is organized as a Delaware statutory trust and offers four series: Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund, Delaware Floating Rate Fund, and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (each, a Fund or together, the Funds). The Trust is an open-end investment company. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers or other financial intermediaries.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes – No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under

Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended July 31, 2020 and for all open tax years (years ended July 31, 2017–July 31, 2019), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended July 31, 2020, neither Fund incurred any interest or tax penalties.

Class Accounting — Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Each Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Notes to financial statements

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

1. Significant Accounting Policies (continued)

Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended July 31, 2020, each Fund earned the following amounts under this arrangement:

Custody Credits
Delaware Corporate Bond Fund	$7,590
Delaware Extended Duration Bond Fund	1,696

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended July 31, 2020, each Fund earned the following amounts under this arrangement:

Earnings Credits
Delaware Corporate Bond Fund	$636
Delaware Extended Duration Bond Fund	381

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly based on each Fund’s average daily net assets as follows:

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
On the first $500 million	0.5000%	0.5500%
On the next $500 million	0.4750%	0.5000%
On the next $1.5 billion	0.4500%	0.4500%
In the excess of $2.5 billion	0.4250%	0.4250%

DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse each Fund to the extent necessary to ensure that total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.57% of average daily net assets of Class A, Class C, Class R, and Institutional Class shares and 0.48% of average daily net assets of Class R6 shares, for Delaware Corporate Bond Fund. For Delaware Extended Duration Bond Fund, the expense waiver was 0.57% of average daily net assets of Class A, Class C, Class R, and Institutional Class shares, and 0.49% of average daily net assets of Class R6 shares. The expense waivers were in effect from August 1, 2019 through July 31, 2020.* These waivers and reimbursements may be terminated only by agreement of DMC and the Funds. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended July 31, 2020, each Fund was charged for these services as follows:

Delaware Corporate Bond Fund	$41,851
Delaware Extended Duration Bond Fund	25,242

DIFSC is also the transfer agent and dividend disbursing agent of each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended July 31, 2020, each Fund was charged for these services as follows:

Delaware Corporate Bond Fund	$101,438
Delaware Extended Duration Bond Fund	56,844

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are paid by the Funds and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Notes to financial statements

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay 12b-1 fees.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Funds. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended July 31, 2020, each Fund was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Delaware Corporate Bond Fund	$30,846

Delaware Extended Duration Bond Fund	17,353

For the year ended July 31, 2020, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware Corporate Bond Fund	$15,075

Delaware Extended Duration Bond Fund	20,911

For the year ended July 31, 2020, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Class A	Class C
Delaware Corporate Bond Fund	$ 9	$3,676

Delaware Extended Duration Bond Fund	—	3,061

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

Cross trades for the year ended July 31, 2020, were executed by the Funds pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Delaware Extended Duration Bond Fund did not engage in Rule 17a-7 securities purchases and/or securities sales for the year ended July 31, 2020. Pursuant to these procedures, for the year ended July 31, 2020, Delaware Corporate Bond Fund engaged in Rule 17a-7 securities sales of $2,209,267, which resulted in net realized gains of $93,567. The Fund did not engage in Rule 17a-7 securities purchases for the year ended July 31, 2020.

In addition to the management fees and other expenses of a Fund, a Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by a Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

*The aggregate contractual waiver period covering this report is from January 31, 2019 through November 29, 2020.

3. Investments

For the year ended July 31, 2020, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Purchases other than US government securities	Purchases of US government securities	Sales other than US government securities	Sales of US government securities

Delaware Corporate Bond Fund	$1,800,751,928	$163,411,887	$1,668,026,006	$157,503,975
Delaware Extended Duration Bond Fund	584,827,776	66,500,375	711,448,262	66,487,807

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At July 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

	Cost of investments and derivatives	Aggregate unrealized appreciation of investments and derivatives	Aggregate unrealized depreciation of investments and derivatives	Net unrealized appreciation of investments and derivatives

Delaware Corporate Bond Fund	$1,082,542,920	$89,774,059	$(9,428,210)	$80,345,849
Delaware Extended Duration Bond Fund	509,378,536	82,936,864	(1,949,770)	80,987,094

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon

Notes to financial statements

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

3. Investments (continued)

the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

70The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of July 31, 2020:

	Delaware Corporate Bond Fund

	Level 1	Level 2	Total
Securities
Assets:
Convertible Bonds	$—	$7,617,730	$7,617,730
Convertible Preferred Stock[1]	1,112,455	2,888,028	4,000,483
Corporate Bonds	—	1,104,592,378	1,104,592,378
Loan Agreements	—	9,543,690	9,543,690
Preferred Stock	—	7,004,731	7,004,731
US Treasury Obligation	—	10,163,147	10,163,147
Short-Term Investments	19,419,573	—	19,419,573

Total Value of Securities	$20,532,028	$1,141,809,704	$1,162,341,732

Derivatives
Assets:
Futures Contracts	$547,037	$—	$547,037

	Delaware Extended Duration Bond Fund

	Level 1	Level 2	Total
Securities
Assets:
Convertible Bonds	$—	$4,114,983	$4,114,983
Convertible Preferred Stock[1]	2,768,447	1,642,515	4,410,962
Corporate Bonds	—	544,108,488	544,108,488
Loan Agreements	—	1,652,297	1,652,297
Municipal Bonds	—	22,085,578	22,085,578
Preferred Stock	—	2,552,940	2,552,940
Short-Term Investments	10,500,837	—	10,500,837

Total Value of Securities	$13,269,284	$576,156,801	$589,426,085

Derivatives
Assets:
Futures Contracts	$939,545	$—	$939,545

Notes to financial statements

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

3. Investments (continued)

[1]

Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments while Level 2 investments represent investments with observable inputs or matrix-priced investments. The amounts attributed to Level 1 investments and Level 2 investments represent the following percentages of the total market value of these security types for each Fund:

	Delaware Corporate Bond Fund

	Level 1	Level 2	Total

Convertible Preferred Stock	27.81%	72.19%	100.00%
	Delaware Extended Duration Bond Fund

	Level 1	Level 2	Total

Convertible Preferred Stock	62.76%	37.24%	100.00%

[2]	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at year end.

During the year ended July 31, 2020, there were no transfers into or out of Level 3 investments. Each Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to that Fund’s net assets. During the year ended July 31, 2020, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2020 and 2019 was as follows:

Ordinary income

Year ended July 31, 2020:
Delaware Corporate Bond Fund	$34,374,737
Delaware Extended Duration Bond Fund	33,931,687
Year ended July 31, 2019:
Delaware Corporate Bond Fund	35,719,690
Delaware Extended Duration Bond Fund	25,321,758

5. Components of Net Assets on a Tax Basis

As of July 31, 2020, the components of net assets on a tax basis were as follows:

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Shares of beneficial interest	$1,099,868,952	$484,470,422
Undistributed ordinary income	900,702	9,668,620
Undistributed long-term capital gains	—	16,339,462
Distributions payable	(806,130)	(439,937)
Capital loss carryforwards	(10,905,533)	—
Unrealized appreciation of investments and derivatives	80,345,849	80,987,094

Net assets	$1,169,403,840	$591,025,661

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, market discount and premium on debt instruments, and amortization of premium on callable bonds.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At July 31, 2020, Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund utilized $48,493,502 and $7,206,415, respectively, of capital loss carryforwards.

At July 31, 2020, there was no capital loss carryforwards for Delaware Extended Duration Bond Fund. Capital loss carryforwards available to offset future realized capital gains for Delaware Corporate Bond Fund at July 31, 2020 were as follows:

	Loss carryforward character

	Short-term	Long-term	Total
Delaware Corporate Bond Fund	$—	$10,905,533	$10,905,533

Notes to financial statements

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Corporate Bond Fund		Delaware Extended Duration Bond Fund

	Year ended		Year ended

	7/31/20	7/31/19	7/31/20	7/31/19

Shares sold:
Class A	10,153,386	5,047,279	4,439,282	3,883,138
Class C	1,738,267	1,159,238	562,875	199,873
Class R	905,259	811,772	736,113	547,907
Institutional Class	82,566,206	69,204,787	19,369,145	23,299,096
Class R6	766,427	358	1,520,821	372,689

Shares issued upon reinvestment of dividends and distributions:
Class A	781,707	1,078,834	956,470	782,475
Class C	197,049	368,001	93,282	69,772
Class R	72,860	116,666	87,481	76,870
Institutional Class	3,156,644	2,610,209	3,210,298	2,673,221
Class R6	156	7	369,396	304,559

	100,337,961	80,397,151	31,345,163	32,209,600

Shares redeemed:
Class A	(8,692,677)	(13,579,203)	(6,798,456)	(10,311,986)
Class C	(5,979,168)	(5,819,937)	(1,019,738)	(918,555)
Class R	(1,751,822)	(1,470,972)	(1,014,830)	(1,322,896)
Institutional Class	(69,739,026)	(102,823,668)	(38,810,928)	(30,080,443)
Class R6	(145,752)	—	(1,075,826)	(1,806,975)

	(86,308,445)	(123,693,780)	(48,719,778)	(44,440,855)

Net increase (decrease)	14,029,516	(43,296,629)	(17,374,615)	(12,231,255)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table on the previous page and on the “Statements of changes in net assets.” For the years ended July 31, 2020 and 2019, each Fund had the following exchange transactions:

	Exchange Redemptions			Exchange Subscriptions
			Institutional		Institutional
	Class A	Class C	Class	Class A	Class
	Shares	Shares	Shares	Shares	Shares	Value
Delaware Corporate Bond Fund
7/31/20	23,616	79,498	2,410	60,214	45,359	$655,916
7/31/19	28,600	99,910	—	99,753	28,941	739,628
Delaware Extended Duration Bond Fund
7/31/20	5,885	32,354	—	32,370	5,894	271,502
7/31/19	116,169	1,453	—	1,452	116,350	754,457

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $220,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on November 4, 2019.

On November 4, 2019, the Participants entered into an amendment to the agreement for a $250,000,000 revolving line of credit. The revolving line of credit available was increased to $275,000,000 on May 6, 2020. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on November 2, 2020.

The Funds had no amounts outstanding as of July 31, 2020, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. Each Fund may use futures in the normal course of pursuing its investment objective. Each Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, each Fund deposits cash or pledges US government securities to

Notes to financial statements

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

8. Derivatives (continued)

a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Funds because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At July 31, 2020, Delaware Corporate Bond Fund posted $787,325 and Delaware Extended Duration Bond Fund posted $1,318,350 cash collateral as margin for open futures contracts, which is included in “Cash collateral due from broker” on the “Statements of assets and liabilities.”

During the year ended July 31, 2020, each Fund used futures contracts to hedge the Funds’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

During the year ended July 31, 2020, the Funds experienced net realized and unrealized gain or loss attributable to their use of futures contracts, which is disclosed as “Variation margin due from broker on futures contracts” on the “Statements of assets and liabilities” and as “Net realized gain (loss) on futures contracts” on the “Statements of operations.”

The table below summarizes the average balance of derivative holdings by the Funds during the year ended July 31, 2020:

	Long Derivative Volume

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund

Futures contracts (average notional value)	$31,652,659	$14,990,003

9. Securities Lending

Each Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Fund or, at the discretion of the lending agent, replace the loaned securities. Each Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Fund, the security lending agent, and the borrower. Each Fund records security lending income net of allocations to the security lending agent and the borrower.

Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of each Fund’s cash collateral account may be less than the amount each Fund would be required to return to the borrowers of the securities and each Fund would be required to make up for this shortfall.

During the year ended July 31, 2020, each Fund had no securities out on loan.

10. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance.

Notes to financial statements

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

10. Credit and Market Risk (continued)

Each Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR risk is the risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments that reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other interbank offered rates (“IBORs”), such as the euro overnight index average (EONIA), which are also the subject of recent reform.

Each Fund invests in bank loans and other securities that may subject them to direct indebtedness risk, the risk that the Funds will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Funds more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Funds may involve revolving credit facilities or other standby financing commitments that obligate the Funds to pay additional cash on a certain date or on demand. These commitments may require each Fund to increase its investment in a company at a time when the Funds might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that each Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Funds may pay an assignment fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Funds may be required to rely upon another lending institution to collect and pass on to the Funds amounts payable with respect to the loan and to enforce the Funds’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Funds from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Funds.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.”

11. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In March 2017, FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has implemented ASU 2017-08 and determined that the impact of this guidance to each Fund’s net assets at the end of the period is not material.

In August 2018, FASB issued ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, Management is evaluating the implications of these changes on the financial statements.

Notes to financial statements

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

12. Recent Accounting Pronouncements (continued)

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to July 31, 2020, that would require recognition or disclosure in the Funds’ financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Income Funds and Shareholders of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (two of the funds constituting Delaware Group® Income Funds, hereafter collectively referred to as the “Funds”) as of July 31, 2020, the related statements of operations for the year ended July 31, 2020, the statements of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of July 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 23, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated the Division Director of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for:

(1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk;

(2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of each Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting each Fund’s acquisition of Illiquid investments if, immediately after the acquisition, each Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if each Fund’s holdings of Illiquid assets exceed 15% of each Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing each Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; and (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of each Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. Each Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 19-21, 2020, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through March 31, 2020. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and each Fund’s liquidity needs. Each Fund’s HLIM is set at an appropriate level and the Funds complied with its HLIM at all times during the reporting period.

Tax Information

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For any and all items requiring reporting, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended July 31, 2020, each Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
Delaware Corporate Bond Fund	100.00%
Delaware Extended Duration Bond Fund	100.00%

(A) is based on a percentage of the Fund’s total distributions.

For the fiscal year ended July 31, 2020, certain interest income paid by each Fund determined to be Qualified Interest Income and Short-Term Capital Gains may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004, and by the Tax Relief Unemployment Insurance Reauthorization and Job Creations Act of 2010, and as extended by the American Taxpayer Relief Act of 2012. Delaware Extended Duration Bond Fund did not have any foreign shareholders for the fiscal year ended July 31, 2020. For the fiscal year ended July 31, 2020, Delaware Corporate Bond Fund reported maximum distributions of Qualified Interest Income as follows:

Qualified Interest Income
Delaware Corporate Bond Fund	$27,682,705

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Interested Trustee

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015–Present) Regional Head of Americas — UBS Global Asset Management (April 2010–May 2015)	93	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)

Independent Trustees

Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	93	None

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	93	None

Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	93	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)

Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	93	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–June 2010)	93	Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004–Present) Director — Drexel Morgan & Co. (2015–2019) Director and Audit Committee Member — vTv Therapeutics Inc. (2017–Present) Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018–Present) Director — Federal Reserve Bank of Philadelphia (January 2020–Present)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	93	None

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017–Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	93	Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011–Present) Director; Strategic Planning and Reserves Committee and Nominating and Governance Committee Member — Callon Petroleum Company (December 2019–Present) Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018–December 2019)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	93	Director — HSBC North America Holdings Inc. (December 2013–Present) Director — HSBC USA Inc. (July 2014–Present) Director — HSBC Bank USA, National Association (July 2014–March 2017) Director — HSBC Finance Corporation (December 2013–April 2018)

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Christianna Wood 2005 Market Street Philadelphia, PA 19103 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	93	Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008–Present) Director; Investments Committee, Capital and Finance Committee, and Audit Committee Member — Grange Insurance (2013–Present) Trustee; Chair of Nominating and Governance Committee and Audit Committee Member — The Merger Fund (2013–Present), The Merger Fund VL (2013–Present); WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present) Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	93	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009–2017)

Officers

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	93	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	93	None[3]

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	93	None

1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

2 Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment manager, principal underwriter, and its transfer agent.

3 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds®

by Macquarie

Philadelphia, PA

Jerome D. Abernathy

Managing Member

Stonebrook Capital

Management, LLC

Jersey City, NJ

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

Ann D. Borowiec

Former Chief Executive Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth

Former Chief Investment Officer

Assurant, Inc.

New York, NY

Frances A. Sevilla-Sacasa

Former Chief Executive Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Christianna Wood

Chief Executive Officer

and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor

Senior Vice President,

General Counsel,

and Secretary

Delaware Funds

by Macquarie

Philadelphia, PA

Daniel V. Geatens

Vice President and Treasurer

Delaware Funds

by Macquarie

Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Funds

by Macquarie

Philadelphia, PA

This annual report is for the information of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Form N-PORT are available without charge on the Funds’ website at delawarefunds.com/literature. Each Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Annual report

Fixed income mutual fund

Delaware Floating Rate Fund

July 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Floating Rate Fund at delawarefunds.com/literature.

Manage your account online

•	Check your account balance and transactions

•	View statements and tax forms

•	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of July 31, 2020, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2020 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware Floating Rate Fund	August 11, 2020 (Unaudited)

Performance preview (for the year ended July 31, 2020)

Delaware Floating Rate Fund (Institutional Class shares)	1-year return	-0.03%*
Delaware Floating Rate Fund (Class A shares)	1-year return	-0.27%*
S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index (benchmark)	1-year return	-0.87%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Floating Rate Fund, please see the table on page 4. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 7 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

Investment objective

The Fund seeks high current income and, secondarily, long-term total return.

Market review

Given the healthy state of company fundamentals, we were optimistic as we began the fiscal year; many corporate management teams had a positive outlook in late 2019 and early in 2020. Additionally, a series of rate cuts the US Federal Reserve initiated in summer 2019 were expected to continue to stimulate the economy.

However, as February progressed, concerning news emerged from China about the coronavirus. As companies released fourth-quarter results, management teams’ forward guidance turned cautious, especially for firms that relied on China as part of their supply chain or that were more exposed to global growth trends. For example, commodity-related companies and industrial firms that had meaningful operations in China indicated that activity there was slowing significantly.

By early March, risks to consumer-related exposure developed in Europe as coronavirus cases flared up in Italy. As it became clear that the virus and related concerns were now a global

In our opinion, the following key factors influenced the Fund’s performance:

•  Consumer-related businesses suffered due to the pandemic.

•  The Fed acted quickly to inject liquidity into the financial markets.

•  Energy was the most distressed sector in the Fund’s portfolio.

•  Utilities and telecommunications performed well.

1

Portfolio management review

Delaware Floating Rate Fund

issue, global capital markets completely melted down. The Fed and other central banks stepped in quickly, injecting trillions of dollars of liquidity to stabilize global markets. This included unprecedented, targeted stimulus directed toward many parts of the fixed income markets, including loans and both high yield and investment grade bonds. After that, technical factors improved significantly, and the loan market saw a major rebound in prices at the end of the fiscal year.

Within the Fund

For the fiscal year ended July 31, 2020, Delaware Floating Rate Fund declined, although it outperformed its benchmark, the S&P/LSTA Leveraged Loan Index. The Fund’s Institutional Class shares declined 0.03%. The Fund’s Class A shares fell 0.27% at net asset value and 2.97% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark declined 0.87%. For complete, annualized performance of Delaware Floating Rate Fund, please see the table on page 4.

As noted, we had been positive on economic fundamentals at the beginning of the fiscal year and had positioned the Fund accordingly. As it became clear in February that this global pandemic would have widening economic and fundamental repercussions, we significantly reduced the Fund’s consumer-related exposure, including restaurants, movie theaters, hotels and casinos, and rental cars. We also reduced the Fund’s industrial and commodity-related exposure.

Since the Fed and other central banks stepped in aggressively in March, technicals have improved significantly. However, we are fundamentally based investors and the fundamental backdrop is still highly uncertain. Therefore, we have been cautious and disciplined about adding back risk.

We have added some exposure to casinos and airlines where we’ve seen, in our view, higher quality opportunities, such as United Airlines Holdings Inc. and Delta Air Lines Inc. We have also added exposure to cruise line operator Carnival Corp., which was an investment grade firm before the crisis. (Both Delta and Carnival are now considered “fallen angels” – bonds that had an investment grade rating but have been reduced to junk bond status due to the issuer’s weakened condition.) All the exposure we have added to consumer-related sectors has been in the secured part of the capital structure and in companies we believe are fundamentally well positioned to successfully navigate this crisis.

The Fund outperformed its benchmark for the fiscal period, largely as a result of the Fund’s more cautious positioning going into the pandemic. The Fund was underweight CCC-rated securities and overweight BB-rated and BBB-rated securities, which contributed to the Fund’s benchmark-relative performance. The positioning changes in hotels, casinos, restaurants, and leisure, and the underweight to that collective group of consumer-related sectors meaningfully contributed to performance.

The Fund’s overweight to defensive sectors – including utilities, telecommunications, and healthcare – also worked well during the fiscal year. Utilities were strong defensive holdings that held their ground through the market turbulence; the Fund had a significant overweight to that sector, along with strong security selection. That was also generally true for the telecommunications and healthcare sectors.

Among the Fund’s individual holdings that performed well were utility firms Moxie Patriot LLC and Moxie Liberty LLC and telecommunications issuer Sprint Corp. We also protected capital by the sale of securities issued by AMC Entertainment Holdings Inc. and CEC Entertainment Inc., the parent of child-oriented

2

restaurant chain Chuck E. Cheese, thereby avoiding significant losses.

Among detractors, the energy sector was the Fund’s weakest-performing sector and biggest detractor, as oil and gas prices declined significantly. The Fund started the fiscal period overweight energy companies, which significantly detracted from overall relative performance. Additionally, we had weak security selection within that sector. Poorly performing holdings included Summit Midstream Partners LP, Chesapeake Energy Corp., and Crestwood Holdings LLC. The chemicals sector also detracted from performance. The Fund was market weight within chemicals, but its commodity chemical exposure performed poorly as commodity prices declined. A loan to commodity chemicals company Perstorp Holding AB performed less favorably than many others. American Airlines Inc. also performed quite poorly, hurt by the pandemic-related loss in business.

At the end of the Fund’s fiscal year, default rates were at a five-year high. Forecasts also reflect above-average default rates for the upcoming year. By credit quality, we continue to prefer the BB-rated quality sector, with a preference for more economically defensive industries. We believe this approach to positioning seeks to enable the Fund to carry a competitive yield while also somewhat protecting against fundamental volatility from the changing economic environment.

A note about derivatives

Although the Fund generally doesn’t use derivatives, it did in early March out of concern for capital market volatility. We briefly used a high yield credit default swap as a small hedge once capital markets began to break down. However, that neither added to nor detracted from performance.

3

Performance summary

Delaware Floating Rate Fund	July 31, 2020 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through July 31, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. February 26, 2010)
Excluding sales charge	-0.27%*	+2.44%	+2.24%	+2.23%
Including sales charge	-2.97%	+1.87%	+1.95%	+1.96%
Class C (Est. February 26, 2010)
Excluding sales charge	-1.02%*	+1.68%	+1.48%	+1.47%
Including sales charge	-1.98%	+1.68%	+1.48%	+1.47%
Class R (Est. February 26, 2010)
Excluding sales charge	-0.53%*	+2.19%	+1.98%	+1.97%
Including sales charge	-0.53%	+2.19%	+1.98%	+1.97%
Institutional Class (Est. February 26, 2010)
Excluding sales charge	-0.03%*	+2.70%	+2.50%	+2.49%
Including sales charge	-0.03%	+2.70%	+2.50%	+2.49%
S&P/LSTA Leveraged Loan Index	-0.87%	+3.29%	+4.22%	+4.29%**

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

**The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 2.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets.

4

Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Because the Fund may invest in bank loans and other direct indebtedness, it is subject to the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments, which primarily depend on the financial condition of the borrower and the lending institution.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments which reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

5

Performance summary

Delaware Floating Rate Fund

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.69% of the Fund’s average daily net assets during the period from August 1, 2019 to July 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class

Total annual operating expenses (without fee waivers)	0.99%	1.74%	1.24%	0.74%

Net expenses (including fee waivers, if any)	0.94%	1.69%	1.19%	0.69%

Type of waiver	Contractual	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from November 28, 2018 through November 29, 2020.

6

Performance of a $10,000 investment1

Average annual total returns from July 31, 2010 through July 31, 2020

For period beginning July 31, 2010 through July 31, 2020	Starting value	Ending value

S&P/LSTA Leveraged Loan Index	$10,000	$15,117

Delaware Floating Rate Fund — Institutional Class shares	$10,000	$12,795

Delaware Floating Rate Fund — Class A shares	$9,725	$12,135

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on July 31, 2010, and includes the effect of a 2.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the S&P/LSTA Leveraged Loan Index as of July 31, 2010. The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the market-value-weighted performance of US dollar denominated institutional leveraged loans.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results. Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DDFAX	245908660
Class C	DDFCX	245908652
Class R	DDFFX	245908645
Institutional Class	DDFLX	245908637

7

Disclosure of Fund expenses

For the six-month period from February 1, 2020 to July 31, 2020 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from February 1, 2020 to July 31, 2020.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

8

Delaware Floating Rate Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 2/1/20	Ending Account Value 7/31/20	Annualized Expense Ratio	Expenses Paid During Period 2/1/20 to 7/31/20*

Actual Fund return†
Class A	$1,000.00	$974.60	0.94%	$4.61
Class C	1,000.00	969.70	1.69%	8.28
Class R	1,000.00	972.10	1.19%	5.83
Institutional Class	1,000.00	975.80	0.69%	3.39

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.19	0.94%	$4.72
Class C	1,000.00	1,016.46	1.69%	8.47
Class R	1,000.00	1,018.95	1.19%	5.97
Institutional Class	1,000.00	1,021.43	0.69%	3.47

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

9

Security type / sector allocation

Delaware Floating Rate Fund	As of July 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Convertible Bond	0.25%
Corporate Bonds	9.26%
Banking	2.08%
Basic Industry	0.42%
Capital Goods	0.29%
Communications	1.73%
Consumer Cyclical	1.43%
Consumer Non-Cyclical	1.18%
Financial Services	0.39%
Insurance	0.28%
Services	0.18%
Technology	0.39%
Transportation	0.38%
Utilities	0.51%
Loan Agreements	89.02%
Short-Term Investments	4.33%
Total Value of Securities	102.86%
Liabilities Net of Receivables and Other Assets	(2.86%)
Total Net Assets	100.00%

10

Schedule of investments Delaware Floating Rate Fund	July 31, 2020

	Principal amount°	Value (US $)

Convertible Bond – 0.25%
Cheniere Energy 144A PIK 4.875% exercise price
$93.64, maturity date 5/28/21 #, *	287,849	$292,757

Total Convertible Bond (cost $290,308)		292,757

Corporate Bonds – 9.26%
Banking – 2.08%
Bank of America 3.458% 3/15/25 µ	250,000	273,337
Citigroup 4.412% 3/31/31 µ	250,000	305,043
Citizens Financial Group 5.65% µ,y	350,000	371,875
Credit Suisse Group 144A 6.25% #, µ,y	250,000	267,237
Deutsche Bank 6.00% µ,y	200,000	174,560
JPMorgan Chase & Co. 5.00% µ,y	250,000	251,788
Morgan Stanley 1.668% (LIBOR03M + 1.22%) 5/8/24 •	250,000	252,846
Natwest Group 8.625% µ,y	250,000	261,752
Popular 6.125% 9/14/23	250,000	265,911

		2,424,349

Basic Industry – 0.42%
Freeport-McMoRan 5.45% 3/15/43	200,000	222,892
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	265,000	273,427

		496,319

Capital Goods – 0.29%
Bombardier 144A 7.875% 4/15/27 #	125,000	99,891
TransDigm 5.50% 11/15/27	250,000	237,675

		337,566

Communications – 1.73%
Cincinnati Bell 144A 7.00% 7/15/24 #	305,000	316,528
Clear Channel Worldwide Holdings 9.25% 2/15/24	125,000	113,772
Consolidated Communications 6.50% 10/1/22	635,000	625,078
Frontier Communications 144A 8.00% 4/1/27 #, ‡	442,000	458,213
Level 3 Financing 144A 4.25% 7/1/28 #	325,000	339,137
Radiate Holdco 144A 6.625% 2/15/25 #	160,000	164,601

		2,017,329

Consumer Cyclical – 1.43%
Delta Air Lines 144A 7.00% 5/1/25 #	550,000	588,406
7.375% 1/15/26	250,000	248,060
Ford Motor 8.50% 4/21/23	500,000	555,882

11

Schedule of investments

Delaware Floating Rate Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Cyclical (continued)
L Brands 144A 6.875% 7/1/25 #	125,000	$134,811
144A 9.375% 7/1/25 #	125,000	139,531

		1,666,690

Consumer Non-Cyclical – 1.18%
Hadrian Merger Sub 144A 8.50% 5/1/26 #	122,000	112,980
Ortho-Clinical Diagnostics 144A 7.375% 6/1/25 #	250,000	266,719
Surgery Center Holdings 144A 10.00% 4/15/27 #	200,000	212,772
Tenet Healthcare 6.875% 11/15/31	267,000	255,936
US Foods 144A 6.25% 4/15/25 #	496,000	532,622

		1,381,029

Financial Services – 0.39%
AerCap Holdings 5.875% 10/10/79 µ	150,000	115,261
NFP 144A 7.00% 5/15/25 #	310,000	336,931

		452,192

Insurance – 0.28%
HUB International 144A 7.00% 5/1/26 #	310,000	325,037

		325,037

Services – 0.18%
PowerTeam Services 144A 9.033% 12/4/25 #	200,000	212,725

		212,725

Technology – 0.39%
Banff Merger Sub 144A 9.75% 9/1/26 #	20,000	21,197
Boxer Parent 144A 9.125% 3/1/26 #	265,000	282,060
Microchip Technology 144A 4.25% 9/1/25 #	150,000	157,913

		461,170

Transportation – 0.38%
DAE Funding 144A 4.50% 8/1/22 #	75,000	73,895
144A 5.75% 11/15/23 #	371,000	365,860

		439,755

Utilities – 0.51%
Pacific Gas and Electric 4.55% 7/1/30	250,000	287,662
4.95% 7/1/50	250,000	304,091

		591,753

Total Corporate Bonds (cost $10,339,045)		10,805,914

12

	Principal amount°	Value (US $)

Loan Agreements — 89.02%
A&V Holdings Midco 6.375% (LIBOR03M + 5.375%) 3/10/27 •	575,000	$518,938
Acrisure Tranche B 3.661% (LIBOR01M + 3.50%) 2/15/27 •	1,062,097	1,026,517
Air Medical Group Holdings 4.25% (LIBOR03M + 3.25%) 4/28/22 •	637,629	629,544
American Airlines Tranche B 2.175% (LIBOR01M + 2.00%) 12/14/23 •	1,261,102	961,290
Applied Systems 1st Lien TBD 9/19/24 X	257,676	256,001
Applied Systems 2nd Lien 8.00% (LIBOR03M + 7.00%) 9/19/25 •	2,044,945	2,067,439
Apro 5.00% (LIBOR02M + 4.00%) 11/14/26 •	806,643	804,626
Aramark Services Tranche B-4 1.911% (LIBOR01M + 1.75%) 1/15/27 •	430,920	412,247
AssuredPartners 3.661% (LIBOR01M + 3.50%) 2/12/27 •	1,207,656	1,175,451
5.50% (LIBOR01M + 4.50%) 2/12/27 •	448,875	443,054
AthenaHealth Tranche B 1st Lien 4.818% (LIBOR03M + 4.50%) 2/11/26 •	1,247,735	1,232,918
Ball Metalpack Finco 2nd Lien 9.75% (LIBOR03M + 8.75%) 7/24/26 •	293,000	235,865
Bausch Health 3.176% (LIBOR01M + 3.00%) 6/2/25 •	725,589	715,159
Berry Global Tranche Y 2.188% (LIBOR01M + 2.00%) 7/1/26 •	545,744	531,418
Blue Ribbon 1st Lien 5.00% (LIBOR03M + 4.00%) 11/15/21 •	1,699,667	1,549,530
Boxer Parent 4.411% (LIBOR01M + 4.25%) 10/2/25 •	1,774,234	1,718,387
BW Gas & Convenience Holdings 6.43% (LIBOR01M + 6.25%) 11/18/24 •	592,854	589,890
BWay Holding 3.523% (LIBOR03M + 3.25%) 4/3/24 •	955,829	894,980
Caesars Resort Collection Tranche B-1 4.715% (LIBOR01M + 4.50%) 7/21/25 •	1,356,000	1,311,365
Calpine 2.42% (LIBOR01M + 2.25%) 4/5/26 •	990,000	970,200
Calpine Construction Finance Tranche B 2.161% (LIBOR01M + 2.00%) 1/15/25 •	151,731	147,748
Camelot US Acquisition l 3.161% (LIBOR01M + 3.00%) 10/30/26 •	1,253,700	1,231,290
Carnival 8.50% (LIBOR01M + 7.50%) 6/30/25 •	1,750,000	1,723,750
CenturyLink Tranche B 2.411% (LIBOR01M + 2.25%) 3/15/27 •	1,379,070	1,332,910
Change Healthcare Holdings 3.50% (LIBOR03M + 2.50%) 3/1/24 •	885,035	866,781

13

Schedule of investments

Delaware Floating Rate Fund

	Principal amount°	Value (US $)

Loan Agreements (continued)
Charter Communications Operating Tranche B2 1.92% (LIBOR01M + 1.75%) 2/1/27 •	1,720,666	$1,682,104
Chemours Tranche B-2 1.92% (LIBOR01M + 1.75%) 4/3/25 •	351,413	335,746
CityCenter Holdings 3.00% (LIBOR01M + 2.25%) 4/18/24 •	573,522	532,898
Connect US Finco 5.50% (LIBOR01M + 4.50%) 12/12/26 •	1,211,150	1,182,385
Conservice Midco Tranche B 4.558% (LIBOR03M + 4.25%) 5/7/27 •	275,000	271,104
Consolidated Communications 4.00% (LIBOR03M + 3.00%) 10/5/23 •	1,750,952	1,703,759
Coral US Co-Borrower Tranche B-5 2.428% (LIBOR01M + 2.25%) 1/31/28 •	1,000,000	962,083
Core & Main 3.75% (LIBOR06M + 2.75%) 8/1/24 •	930,426	907,165
CPI Holdco 1st Lien 4.411% (LIBOR01M + 4.25%) 11/4/26 •	1,255,774	1,241,646
Crestwood Holdings 7.69% (LIBOR01M + 7.50%) 3/6/23 •	1,167,389	768,434
CSC Holdings 2.425% (LIBOR01M + 2.25%) 7/17/25 •	523,149	507,209
Cumulus Media New Holdings 4.822% (LIBOR03M + 3.75%) 3/31/26 •	1,190,254	1,139,073
DaVita Tranche B-1 1.911% (LIBOR01M + 1.75%) 8/12/26 •	885,321	870,935
Delta Air Lines 5.75% (LIBOR03M + 4.75%) 4/27/23 •	275,000	271,792
Digicel International Finance Tranche B 1st Lien 3.80% (LIBOR06M + 3.25%) 5/27/24 •	1,688,888	1,458,250
Dun & Bradstreet Tranche B 3.922% (LIBOR01M + 3.75%) 2/6/26 •	1,047,375	1,044,102
Edgewater Generation 3.911% (LIBOR01M + 3.75%) 12/15/25 •	977,814	948,582
Ensemble RCM 5.513% (LIBOR03M + 3.75%) 8/1/26 •	1,240,660	1,238,076
Epicor Software 1st Lien TBD 7/30/27 X	1,075,000	1,076,151
Epicor Software 2nd Lien TBD 7/30/28 X	1,075,000	1,100,531
ESH Hospitality 2.161% (LIBOR01M + 2.00%) 9/18/26 •	385,476	372,948
Frontier Communications Tranche B-1 5.352% (LIBOR03M + 2.75%) 6/17/24 •	1,763,829	1,743,986
Garda World Security Tranche B 1st Lien 4.93% (LIBOR01M + 4.75%) 10/30/26 •	593,628	589,547
Gardner Denver Tranche B-1 1.911% (LIBOR01M + 1.75%) 3/1/27 •	380,373	366,149

14

	Principal amount°	Value (US $)

Loan Agreements (continued)
Genesee & Wyoming 2.308% (LIBOR03M + 2.00%) 12/30/26 •	459,848	$452,159
Gentiva Health Services Tranche B 3.438% (LIBOR01M + 3.25%) 7/2/25 •	1,518,775	1,500,739
GFL Environmental 4.00% (LIBOR03M + 3.00%) 5/30/25 •	518,279	516,695
Graham Packaging TBD 8/6/27 X	1,715,000	1,712,642
Granite US Holdings Tranche B 6.322% (LIBOR06M + 5.25%) 9/30/26 •	1,014,491	895,288
Hamilton Projects Acquiror 5.75% (LIBOR03M + 4.75%) 6/17/27 •	1,556,000	1,552,499
HD Supply Tranche B-5 1.911% (LIBOR01M + 1.75%) 10/17/23 •	1,307,925	1,292,557
Heartland Dental 3.661% (LIBOR01M + 3.50%) 4/30/25 •	1,929,343	1,720,733
HUB International 3.263% (LIBOR03M + 3.00%) 4/25/25 •	685,050	666,897
Informatica 2nd Lien 7.125% (LIBOR03M + 0.00%) 2/14/25 •	1,750,000	1,713,358
Ingersoll-Rand Services Tranche B-1 1.911% (LIBOR01M + 1.75%) 2/28/27 •	583,538	561,716
Iron Mountain Information Management Tranche B 1.911% (LIBOR01M + 1.75%) 1/2/26 •	621,819	600,056
JBS USA LUX 3.072% (LIBOR06M + 2.00%) 5/1/26 •	1,207,827	1,172,598
LCPR Loan Financing 5.175% (LIBOR01M + 5.00%) 10/15/26 •	905,000	912,353
Merrill Communications Tranche B 1st Lien 6.195% (LIBOR06M + 5.00%) 10/5/26 •	1,579,068	1,547,486
Mileage Plus Holdings 6.25% (LIBOR03M + 5.25%) 6/25/27 •	1,326,000	1,326,644
Numericable US Tranche B-11 2.928% (LIBOR01M + 2.75%) 7/31/25 •	870,388	839,489
Numericable US Tranche B-13 4.175% (LIBOR01M + 4.00%) 8/14/26 •	1,105,662	1,086,215
ON Semiconductor Tranche B-4 2.178% (LIBOR01M + 2.00%) 9/16/26 •	956,867	942,979
Ortho-Clinical Diagnostics 3.416% (LIBOR01M + 3.25%) 6/30/25 •	993,481	965,664
PG&E 5.50% (LIBOR03M + 4.50%) 6/23/25 •	1,970,000	1,955,225
PQ Tranche B 2.511% (LIBOR03M + 2.25%) 2/8/27 •	1,150,000	1,121,160
PQ Tranche B TBD 2/7/27 X	275,000	274,427
Prime Security Services Borrower Tranche B-1 4.25% (LIBOR03M + 3.25%) 9/23/26 •	494,347	486,829

15

Schedule of investments

Delaware Floating Rate Fund

	Principal amount°	Value (US $)

Loan Agreements (continued)
Quikrete Holdings 1st Lien 2.661% (LIBOR01M + 2.50%) 2/1/27 •	1,084,550	$1,051,742
Russell Investments US Institutional Holdco 3.822% (LIBOR03M + 2.75%) 6/1/23 •	398,331	393,476
Ryan Specialty Group TBD 7/23/27 X	800,000	797,250
Scientific Games International Tranche B-5 3.473% (LIBOR01M + 2.75%) 8/14/24 •	1,465,728	1,339,833
Sedgwick Claims Management Services 4.411% (LIBOR01M + 4.25%) 9/3/26 •	135,000	133,566
Sinclair Television Group Tranche B 2.42% (LIBOR01M + 2.25%) 1/3/24 •	579,000	565,611
Solenis International 1st Lien 4.363% (LIBOR03M + 4.00%) 6/26/25 •	1,119,289	1,092,147
Solenis International 2nd Lien 8.863% (LIBOR03M + 8.50%) 6/26/26 •	571,898	503,968
SS&C Technologies Tranche B-3 1.911% (LIBOR01M + 1.75%) 4/16/25 •	111,175	107,979
SS&C Technologies Tranche B-4 1.911% (LIBOR01M + 1.75%) 4/16/25 •	78,108	75,862
SS&C Technologies Tranche B-5 1.928% (LIBOR01M + 1.75%) 4/16/25 •	580,548	565,309
Stars Group Holdings 3.808% (LIBOR03M + 3.50%) 7/10/25 •	936,659	937,713
Summit Midstream Partners Holdings 7.00% (LIBOR03M + 6.00%) 5/13/22 •	1,551,402	368,458
Surf Holdings 1st Lien 3.827% (LIBOR03M + 3.50%) 3/5/27 •	1,329,545	1,301,292
Surgery Center Holdings 4.25% (LIBOR01M + 3.25%) 9/2/24 •	1,625,821	1,537,755
9.00% (LIBOR01M + 8.00%) 9/30/24 •	199,500	202,742
Tecta America 4.661% (LIBOR01M + 4.50%) 11/20/25 •	1,040,197	972,584
Terrier Media Buyer 4.411% (LIBOR01M + 4.25%) 12/17/26 •	1,311,410	1,279,444
Titan Acquisition 3.362% (LIBOR03M + 3.00%) 3/28/25 •	1,439,362	1,330,253
T-Mobile USA 3.161% (LIBOR01M + 3.00%) 4/1/27 •	1,755,000	1,763,271
Tosca Services TBD 7/28/27 X	1,145,000	1,145,716
Transdigm Tranche F 2.411% (LIBOR01M + 2.25%) 12/9/25 •	1,358,483	1,274,144
Trident TPI Holdings Tranche B-1 4.072% (LIBOR03M + 3.00%) 10/17/24 •	649,268	636,485
Ultimate Software Group 2nd Lien 7.50% (LIBOR03M + 6.75%) 5/3/27 •	2,242,000	2,279,367

16

	Principal amount°	Value (US $)

Loan Agreements (continued)
United Rentals (North America) 1.911% (LIBOR01M + 1.75%) 10/31/25 •	640,801	$636,596
US Foods Tranche B 3.072% (LIBOR01M + 2.00%) 9/13/26 •	908,138	862,983
USI 4.308% (LIBOR03M + 4.00%) 12/2/26 •	447,750	441,780
USI Tranche B 3.308% (LIBOR03M + 3.00%) 5/16/24 •	899,516	871,406
USS Ultimate Holdings 1st Lien 4.75% (LIBOR03M + 3.75%) 8/26/24 •	197,964	187,423
USS Ultimate Holdings 2nd Lien 8.058% (LIBOR03M + 7.75%) 8/25/25 •	750,000	675,000
Vantage Specialty Chemicals 2nd Lien 9.25% (LIBOR03M + 8.25%) 10/27/25 •	890,000	654,150
Verscend Holding Tranche B 4.661% (LIBOR01M + 4.50%) 8/27/25 •	1,231,918	1,229,601
Vertical Midco Tranche B TBD 6/30/27 X	1,755,000	1,733,749
Vistra Operations 1.915% (LIBOR01M + 1.75%) 12/31/25 •	1,916,787	1,892,827
WebMD Health 4.75% (LIBOR03M + 3.75%) 9/13/24 •	1,125,000	1,099,336
Zelis Cost Management Buyer 4.911% (LIBOR01M + 4.75%) 9/30/26 •	497,500	497,189
Total Loan Agreements (cost $106,504,256)		103,916,368

	Number of shares

Short-Term Investments — 4.33%
Money Market Mutual Funds — 4.33% BlackRock FedFund – Institutional Shares (seven-day effective yield 0.06%)	1,011,332	1,011,332
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.05%)	1,011,332	1,011,332
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.13%)	1,011,332	1,011,332

17

Schedule of investments

Delaware Floating Rate Fund

	Number of shares	Value (US $)

Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.01%)	1,011,332	$1,011,332
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 0.01%)	1,011,332	1,011,332
Total Short-Term Investments (cost $5,056,660)		5,056,660
Total Value of Securities—102.86% (cost $122,190,269)		$120,071,699

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2020, the aggregate value of Rule 144A securities was $5,975,250, which represents 5.12% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
*	PIK. 100% of the income received was in the form of both cash and par.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2020. Rate will reset at a future date.
y	No contractual maturity date.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at July 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.
‡	Non-income producing security. Security is currently in default.
X	This loan will settle after July 31, 2020, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.

Summary of abbreviations:

CPI – Consumer Price Index

GS – Goldman Sachs

ICE – Intercontinental Exchange

LIBOR – London interbank offered rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR02M – ICE LIBOR USD 2 Month

18

Summary of abbreviations: (continued)

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

PIK – Payment-in-Kind

TBD – To be determined

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

19

Statement of assets and liabilities

Delaware Floating Rate Fund	July 31, 2020

Assets:
Investments, at value*	$120,071,699
Receivable for securities sold	9,425,431
Dividends and interest receivable	491,669
Receivable for fund shares sold	285,200
Total Assets	130,273,999
Liabilities:
Cash due to custodian	301,697
Payable for securities purchased	12,879,376
Distribution payable	133,346
Payable for fund shares redeemed	95,768
Other accrued expenses	61,106
Investment management fee payable	38,085
Distribution fees payable to affiliates	17,884
Audit and tax fees payable	6,500
Dividend disbursing and transfer agent fees and expenses payable to affiliates	919
Accounting and administration expenses payable to affiliates	673
Trustees’ fees and expenses payable to affiliates	402
Legal fees payable to affiliates	174
Reports and statements to shareholders expenses payable to affiliates	146
Total Liabilities	13,536,076
Total Net Assets	$116,737,923

Net Assets Consist of:
Paid-in capital	$138,220,323
Total distributable earnings (loss)	(21,482,400)
Total Net Assets	$116,737,923

20

Net Asset Value
Class A:
Net assets	$23,726,561
Shares of beneficial interest outstanding, unlimited authorization, no par	3,004,933
Net asset value per share	$7.90
Sales charge	2.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$8.12
Class C:
Net assets	$13,613,003
Shares of beneficial interest outstanding, unlimited authorization, no par	1,724,340
Net asset value per share	$7.89
Class R:
Net assets	$7,375
Shares of beneficial interest outstanding, unlimited authorization, no par	935
Net asset value per share	$7.89
Institutional Class:
Net assets	$79,390,984
Shares of beneficial interest outstanding, unlimited authorization, no par	10,055,459
Net asset value per share	$7.90
*Investments, at cost	$122,190,269

See accompanying notes, which are an integral part of the financial statements.

21

Statement of operations

Delaware Floating Rate Fund

Year ended July 31, 2020

Investment Income:
Interest	$7,097,352
Dividends	77,542

7,174,894

Expenses:
Management fees	627,444
Distribution expenses – Class A	68,539
Distribution expenses – Class C	197,017
Distribution expenses – Class R	62
Dividend disbursing and transfer agent fees and expenses	105,645
Registration fees	64,799
Accounting and administration expenses	59,910
Audit and tax fees	54,084
Reports and statements to shareholders expenses	38,073
Custodian fees	11,828
Legal fees	10,700
Trustees’ fees and expenses	7,392
Other	33,993

1,279,486
Less expenses waived	(144,141)
Less expenses paid indirectly	(3,149)

Total operating expenses	1,132,196

Net Investment Income	6,042,698

22

Net Realized and Unrealized Loss:
Net realized loss on:
Investments	$(4,916,889)
Swap contracts	(84,549)

Net realized loss	(5,001,438)

Net change in unrealized appreciation (depreciation) of investments	(2,010,992)

Net Realized and Unrealized Loss	(7,012,430)

Net Decrease in Net Assets Resulting from Operations	$(969,732)

See accompanying notes, which are an integral part of the financial statements.

23

Statements of changes in net assets

Delaware Floating Rate Fund

	Year ended
	7/31/20	7/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,042,698	$9,311,476
Net realized loss	(5,001,438)	(1,433,483)
Net change in unrealized appreciation (depreciation)	(2,010,992)	(801,985)

Net increase (decrease) in net assets resulting from operations	(969,732)	7,076,008

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(1,279,981)	(2,112,731)
Class C	(770,597)	(1,269,738)
Class R	(571)	(14,045)
Institutional Class	(3,809,321)	(5,933,633)

Return of capital:
Class A	(12,821)	(8,046)
Class C	(7,358)	(5,279)
Class R	(4)	(13)
Institutional Class	(42,904)	(17,196)

	(5,923,557)	(9,360,681)

Capital Share Transactions:
Proceeds from shares sold:
Class A	9,613,454	18,124,421
Class C	2,105,341	6,416,829
Class R	1,555	1,228
Institutional Class	51,528,421	33,722,425

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,257,658	1,947,496
Class C	725,047	1,168,341
Class R	461	13,298
Institutional Class	3,624,491	5,455,651

	68,856,428	66,849,689

24

	Year ended
	7/31/20	7/31/19
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(24,187,252)	$(19,725,947)
Class C	(13,531,736)	(12,474,941)
Class R	(54,983)	(364,757)
Institutional Class	(54,198,185)	(99,139,463)

	(91,972,156)	(131,705,108)

Decrease in net assets derived from capital share transactions	(23,115,728)	(64,855,419)

Net Decrease in Net Assets	(30,009,017)	(67,140,092)
Net Assets:
Beginning of year	146,746,940	213,887,032

End of year	$116,737,923	$146,746,940

See accompanying notes, which are an integral part of the financial statements.

25

Financial highlights

Delaware Floating Rate Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	7/31/20		7/31/19		7/31/18		7/31/17	7/31/16
Net asset value, beginning of period	$8.28		$8.34		$8.39		$8.29	$8.42

Income (loss) from investment operations:
Net investment income[1]	0.38		0.43		0.35		0.20	0.17
Net realized and unrealized gain (loss)	(0.39)		(0.06)		(0.03)		0.11	(0.15)

Total from investment operations	(0.01)		0.37		0.32		0.31	0.02

Less dividends and distributions from:
Net investment income	(0.37)		(0.43)		(0.37)		(0.19)	(0.12)
Return of capital	—	[2]	—	[2]	—	[2]	(0.02)	(0.03)

Total dividends and distributions	(0.37)		(0.43)		(0.37)		(0.21)	(0.15)

Net asset value, end of period	$7.90		$8.28		$8.34		$8.39	$8.29

Total return[3]	(0.02	%)[4]´	4.62	%[4]´	3.85	%[4]´	3.82%	0.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$23,727		$38,669		$38,701		$49,486	$57,985
Ratio of expenses to average net assets[5]	0.94%		0.94%		0.97%		0.97%	0.96%
Ratio of expenses to average net assets prior to fees waived[5]	1.05%		0.99%		0.98%		0.97%	0.96%
Ratio of net investment income to average net assets	4.77%		5.22%		4.22%		2.41%	2.09%
Ratio of net investment income to average net assets prior to fees waived	4.66%		5.17%		4.21%		2.41%	2.09%
Portfolio turnover	125%		143%		157%		173%	90%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Amount is less than $0.005 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

26

Financial highlights

Delaware Floating Rate Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16
Net asset value, beginning of period	$8.28	$8.34	$8.39	$8.29	$8.42

Income (loss) from investment operations:
Net investment income[1]	0.32	0.37	0.29	0.14	0.11
Net realized and unrealized gain (loss)	(0.40)	(0.06)	(0.04)	0.11	(0.15)

Total from investment operations	(0.08)	0.31	0.25	0.25	(0.04)

Less dividends and distributions from:
Net investment income	(0.31)	(0.37)	(0.30)	(0.13)	(0.06)
Return of capital	— [2]	— [2]	— [2]	(0.02)	(0.03)

Total dividends and distributions	(0.31)	(0.37)	(0.30)	(0.15)	(0.09)

Net asset value, end of period	$7.89	$8.28	$8.34	$8.39	$8.29

Total return[3]	(0.90%)[4]	3.84%[4]	3.08%[4]	3.06%	(0.46%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$13,613	$25,374	$30,512	$38,778	$51,400
Ratio of expenses to average net assets[5]	1.69%	1.69%	1.72%	1.72%	1.71%
Ratio of expenses to average net assets prior to fees waived[5]	1.80%	1.74%	1.73%	1.72%	1.71%
Ratio of net investment income to average net assets	4.02%	4.47%	3.47%	1.66%	1.34%
Ratio of net investment income to average net assets prior to fees waived	3.91%	4.42%	3.46%	1.66%	1.34%
Portfolio turnover	125%	143%	157%	173%	90%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Amount is less than $0.005 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements

27

Financial highlights

Delaware Floating Rate Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16
Net asset value, beginning of period	$8.28	$8.34	$8.39	$8.29	$8.42

Income (loss) from investment operations:
Net investment income[1]	0.36	0.41	0.33	0.18	0.15
Net realized and unrealized gain (loss)	(0.40)	(0.06)	(0.03)	0.11	(0.15)

Total from investment operations	(0.04)	0.35	0.30	0.29	—

Less dividends and distributions from:
Net investment income	(0.35)	(0.41)	(0.35)	(0.17)	(0.10)
Return of capital	— [2]	— [2]	— [2]	(0.02)	(0.03)

Total dividends and distributions	(0.35)	(0.41)	(0.35)	(0.19)	(0.13)

Net asset value, end of period	$7.89	$8.28	$8.34	$8.39	$8.29

Total return[3]	(0.40%)[4]	4.36%[4]	3.60%[4]	3.57%	0.03%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7	$61	$416	$472	$494
Ratio of expenses to average net assets[5]	1.19%	1.19%	1.22%	1.22%	1.21%
Ratio of expenses to average net assets prior to fees waived[5]	1.30%	1.24%	1.23%	1.22%	1.21%
Ratio of net investment income to average net assets	4.52%	4.97%	3.97%	2.16%	1.84%
Ratio of net investment income to average net assets prior to fees waived	4.41%	4.92%	3.96%	2.16%	1.84%
Portfolio turnover	125%	143%	157%	173%	90%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Amount is less than $0.005 per share.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

28

Financial highlights

Delaware Floating Rate Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16
Net asset value, beginning of period	$8.28	$8.34	$8.39	$8.29	$8.42

Income (loss) from investment operations:
Net investment income[1]	0.40	0.45	0.37	0.22	0.19
Net realized and unrealized gain (loss)	(0.39)	(0.06)	(0.03)	0.11	(0.15)

Total from investment operations	0.01	0.39	0.34	0.33	0.04

Less dividends and distributions from:
Net investment income	(0.39)	(0.45)	(0.39)	(0.21)	(0.14)
Return of capital	— [2]	— [2]	— [2]	(0.02)	(0.03)

Total dividends and distributions	(0.39)	(0.45)	(0.39)	(0.23)	(0.17)

Net asset value, end of period	$7.90	$8.28	$8.34	$8.39	$8.29

Total return[3]	0.23%[4]	4.88%[4]	4.11%[4]	4.08%	0.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$79,391	$82,643	$144,258	$190,698	$185,674

Ratio of expenses to average net asset[5]	0.69%	0.69%	0.72%	0.72%	0.71%
Ratio of expenses to average net assets prior to fees waived[5]	0.80%	0.74%	0.73%	0.72%	0.71%
Ratio of net investment income to average net assets	5.02%	5.47%	4.47%	2.66%	2.34%
Ratio of net investment income to average net assets prior to fees waived	4.91%	5.42%	4.46%	2.66%	2.34%
Portfolio turnover	125%	143%	157%	173%	90%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Amount is less than $0.005 per share.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

29

Notes to financial statements

Delaware Floating Rate Fund	July 31, 2020

Delaware Group® Income Funds (Trust) is organized as a Delaware statutory trust and offers four series: Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund, Delaware Floating Rate Fund, and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to Delaware Floating Rate Fund (Fund). The Fund is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class A share purchases of $1,000,000 or more will incur a limited contingent deferred sales charge (CDSC) instead of a front-end sales charge of 0.75%, if redeemed during the first year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Open-end investment companies are valued at their published net asset value (NAV). Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year.

30

Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended July 31, 2020 and for all open tax years (years ended July 31, 2017–July 31, 2019), and has concluded that no provision for federal income tax is required in any Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended July 31, 2020, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended July 31, 2020, the Fund earned $2,999 under this arrangement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended July 31, 2020, the Fund earned $150 under this arrangement.

31

Notes to financial statements

Delaware Floating Rate Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.69% of average daily net assets. The expense waiver is in effect from August 1, 2019 through July 31, 2020.* These waivers and reimbursements may be terminated only by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended July 31, 2020, the Fund was charged $8,360 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer

32

agent fees and expenses.” For the year ended July 31, 2020, the Fund was charged $11,644 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. These fees are calculated daily and paid monthly. Institutional Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended July 31, 2020, the Fund was charged $3,548 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended July 31, 2020, DDLP earned $800 for commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2020, DDLP received gross CDSC commissions of $7,919 and $1,399 on redemption of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

*The aggregate contractual waiver period covering this report is from November 28, 2018 through November 29, 2020.

3. Investments

For the year ended July 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$153,786,874
Sales	179,979,663

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Notes to financial statements

Delaware Floating Rate Fund

3. Investments (continued)

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At July 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Cost of investments	$122,136,946

Aggregate unrealized appreciation of investments	$1,510,472
Aggregate unrealized depreciation of investments	(3,575,719)

Net unrealized depreciation of investments	$(2,065,247)

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1	- Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2

-  Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	- Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market

34

prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2020:

	Level 1	Level 2	Total
Securities
Assets:
Convertible Bond	$—	$292,757	$292,757
Corporate Bonds	—	10,805,914	10,805,914
Loan Agreements	—	103,916,368	103,916,368
Short-Term Investments	5,056,660	—	5,056,660

Total Value of Securities	$5,056,660	$115,015,039	$120,071,699

During the year ended July 31, 2020, there were no transfers between Level 1 investment, Level 2 investments, or Level investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the year in relation to the Fund’s net assets. During the year ended July 31, 2020, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2020 and 2019 was as follows:

	Year ended
	7/31/20	7/31/19
Ordinary income	$5,860,470	$9,330,147
Return of capital	63,087	30,534

Total	$5,923,557	$9,360,681

35

Notes to financial statements

Delaware Floating Rate Fund

5. Components of Net Assets on a Tax Basis

As of July 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$138,220,323
Distributions payable	(133,346)
Capital loss carryforwards	(19,283,807)
Unrealized depreciation of investments	(2,065,247)

Net assets	$116,737,923

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, market discount and premium on debt instruments, and market premium on callable bonds.

The Fund has capital loss carryforwards available to offset future realized capital gains as follows:

Loss carryforward character
Short-term	Long-term	Total
$7,895,099	$11,388,708	$19,283,807

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	7/31/20	7/31/19
Shares sold:
Class A	1,203,145	2,193,604
Class C	263,991	780,385
Class R	190	147
Institutional Class	6,533,101	4,096,196
Shares issued upon reinvestment of dividends and distributions:
Class A	157,268	235,888
Class C	90,726	141,807
Class R	58	1,614
Institutional Class	454,895	661,135

	8,703,374	8,110,776

Shares redeemed:
Class A	(3,027,627)	(2,396,601)
Class C	(1,695,756)	(1,515,842)
Class R	(6,684)	(44,312)
Institutional Class	(6,917,655)	(12,070,043)

	(11,647,722)	(16,026,798)

Net decrease	(2,944,348)	(7,916,022)

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Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table on the previous page and on the “Statements of changes in net assets.” For the years ended July 31, 2020 and 2019, the Fund had the following exchange transactions:

	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
Year ended
7/31/20	—	18,302	16,325	1,996	$146,380
7/31/19	5,007	3,862	300	8,578	73,440

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $220,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on November 4, 2019.

On November 4, 2019, the Participants entered into an amendment to the agreement for a $250,000,000 revolving line of credit. The revolving line of credit available was increased to $275,000,000 on May 6, 2020. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on November 2, 2020.

The Fund had no amounts outstanding as of July 31, 2020, or at any time during the year then ended.

8. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to

37

Notes to financial statements

Delaware Floating Rate Fund

8. Securities Lending (continued)

the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned securities is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended July 31, 2020, the Fund had no securities out on loan.

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have and may continue to

38

adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and Baa3 by Moody’s Investor Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

39

Notes to financial statements

Delaware Floating Rate Fund

9. Credit and Market Risk (continued)

IBOR risk is the risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments that reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other interbank offered rates (“IBORs”), such as euro overnight index average (EONIA), which are also the subject of recent reform.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In March 2017, FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has implemented ASU 2017-08 and determined that the impact of this guidance to the Fund’s net assets at the end of the period is not material.

In August 2018, FASB issued ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, Management is evaluating the implications of these changes on the financial statements..

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In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to July 31, 2020, that would require recognition or disclosure in the Fund’s financial statements.

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Report of independent registered public accounting firm

To the Board of Trustees of Delaware Group® Income Funds and Shareholders of Delaware Floating Rate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Floating Rate Fund (one of the funds constituting Delaware Group® Income Funds, referred to hereafter as the “Fund”) as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statements of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
September 23, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

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Other Fund information (Unaudited)

Delaware Floating Rate Fund

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated the Division Director of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of the Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments if, immediately after the acquisition, the Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing the Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. The Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 19-21, 2020, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through March 31, 2020. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and the Fund’s liquidity needs. The Fund’s HLIM is set at an appropriate level and the Fund complied with its HLIM at all times during the reporting period.

43

Other Fund information (Unaudited)

Delaware Floating Rate Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended July 31, 2020, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	98.93%
(B) Return of Capital (Tax Basis)	1.07%
Total Distributions (Tax Basis)	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

For the fiscal year ended July 31, 2020, certain interest income paid by the Fund, determined to be Qualified Interest Income and Short-Term Capital Gains, may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended July 31, 2020, the Fund has reported maximum distributions of Qualified Interest Income of $5,254,658.

44

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Interested Trustee

Shawn K. Lytle¹ 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015–Present) Regional Head of Americas — UBS Global Asset Management (April 2010–May 2015)	93	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
Independent Trustees

Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	93	None

45

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	93	None

Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	93	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)

Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	93	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

46

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–June 2010)	93	Director; Compensation
Committee and Governance
Committee Member —
Community Health Systems
(May 2004–Present)
Director — Drexel Morgan & Co.
(2015–2019)
Director and Audit Committee
Member —vTv Therapeutics Inc.
(2017–Present)
Director and Audit Committee
Member —FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
Director —Federal Reserve
Bank of Philadelphia
					(January 2020–Present)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	93	None

47

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017–Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President —U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	93	Trust Manager and Audit
Committee Chair —Camden
Property Trust
(August 2011–Present)
Director; Strategic
Planning and Reserves
Committee and Nominating
and Governance
Committee Member —
Callon Petroleum Company
(December 2019–Present)
Director; Audit Committee
Member —Carrizo Oil & Gas,
Inc. (March 2018–December
2019)

48

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	93	Director — HSBC North America
Holdings Inc.
(December 2013–Present)
Director — HSBC USA Inc.
(July 2014–Present)
Director — HSBC Bank USA,
National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April 2018)

49

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Christianna Wood 2005 Market Street Philadelphia, PA 19103 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	93	Director; Finance Committee and
Audit Committee Member —
H&R Block Corporation
(July 2008–Present)
Director; Investments
Committee, Capital and Finance
Committee, and Audit
Committee Member — Grange
Insurance (2013–Present)
Trustee; Chair of Nominating and
Governance Committee and
Audit Committee Member — The
Merger Fund (2013–Present), The
Merger Fund VL (2013–Present);
WCM Alternatives: Event-Driven
Fund (2013–Present), and WCM
Alternatives: Credit Event Fund
(December 2017–Present)
Director; Chair of Governance
Committee and Audit Committee
Member — International
Securities Exchange (2010–2016)

50

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	93	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009–2017)

Officers

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	93	None³

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	93	None³

51

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	93	None

1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor

2 Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment manager, principal underwriter, and its transfer agent.

3 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

52

About the organization

Board of trustees
Shawn K. Lytle President and Chief Executive Officer Delaware Funds® by Macquarie Philadelphia, PA	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY	Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY	Thomas K. Whitford Former Vice Chairman PNC Financial Services Group Pittsburgh, PA
Jerome D. Abernathy Managing Member Stonebrook Capital Management, LLC Jersey City, NJ	Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	Frances A. Sevilla-Sacasa Former Chief Executive Officer Banco Itaú International Miami, FL	Christianna Wood Chief Executive Officer and President Gore Creek Capital, Ltd. Golden, CO
Thomas L. Bennett Chairman of the Board Delaware Funds by Macquarie Private Investor Rosemont, PA	John A. Fry President Drexel University Philadelphia, PA		Janet L. Yeomans Former Vice President and Treasurer 3M Company St. Paul, MN

Affiliated officers
David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Funds by Macquarie Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Funds by Macquarie Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Funds by Macquarie Philadelphia, PA

This annual report is for the information of Delaware Floating Rate Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

53

Annual report

Fixed income mutual fund

Delaware High-Yield Opportunities Fund

July 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware High-Yield Opportunities Fund at delawarefunds.com/literature.

Manage your account online

•	Check your account balance and transactions
•	View statements and tax forms
•	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of July 31, 2020, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2020 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware High-Yield Opportunities Fund	August 11, 2020 (Unaudited)

Performance preview (for the year ended July 31, 2020)
Delaware High-Yield Opportunities Fund (Institutional Class shares)	1-year return	+5.15%
Delaware High-Yield Opportunities Fund (Class A shares)	1-year return	+4.89%
ICE BofA US High Yield Constrained Index (benchmark)	1-year return	+2.99%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware High-Yield Opportunities Fund, please see the table on page 5. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 8 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks total return and, as a secondary objective, high current income.

Market review

The first half of the Fund’s fiscal year ended July 31, 2020 presented a relatively benign market environment compared to the tumultuous second half. From August 1, 2019 through January 2020, markets reacted to the up-and-down progress in the negotiations of the US-China trade deal. Abroad, oil prices were disrupted following the bombing of refineries in Saudi Arabia. Domestically, concerns over weakening manufacturing and an inverted yield curve seemed to be resolved as the US Federal Reserve cut interest rates by 25 basis points (a basis point equals one hundredth of a percentage point), and employment reached record low levels. High yield bonds benefited, showing modest coupon-driven gains.

The positive news ended abruptly in February amid reports that a novel coronavirus was spreading widely outside of China. Over the ensuing four weeks, large swaths of the domestic economy were shuttered. Some high yield bond prices plunged by 20% or more, and spreads widened to nearly 1,100 basis points over Treasurys. Fortunately, in late March, both Congress and the Fed stepped in with

High yield bonds were affected by the following factors over the fiscal year:

•  an unusually high level of uncertainty over corporate profits

•  indications that the Fed stands ready to buy high yield bonds, if necessary

•  falling oil prices pressuring lower-quality exploration-and-development energy companies.

1

Portfolio management review

Delaware High-Yield Opportunities Fund

unprecedented amounts of monetary and fiscal relief to an economy in need of life support. Markets responded as intended and the pandemic-induced selloff in virtually all risk assets abated almost as abruptly it had begun.

As part of its monetary rescue package, the Fed pledged to be an available lender as a last resort to certain “fallen angels” – bonds that had had an investment-grade rating but have been reduced to junk bond status due to the issuer’s weakened condition – in sub-investment-grade credit. This was unprecedented, and some investors interpreted it as a promise to potentially backstop the entire sector, if needed. As the economy reopened near the end of the Fund’s fiscal year, high yield spreads fell roughly 550 basis points to stand a mere 100 basis points above their pre-COVID-19 level seen in January.

The rally in high yield was powered, in part, by inflows of $35 billion, the vast majority of which occurred after the government’s economic resuscitation efforts in March. Notably, some of the late-period demand for BB-rated securities originated from investors not generally considered buyers of high yield. We were not surprised considering that the yields on Treasurys, the traditional flight-to-quality instruments, were 0.11% (3 month), 0.17% (1 year), and 0.70% (10 year) on March 31, 2020. At these levels, the relatively sound fundamentals of companies in the top tier of the high yield universe seemed to represent favorable value for investors. Issuing companies also benefited as low rates and tightening spreads encouraged them to build cash reserves and refinance existing debt.

The volatile environment for financial assets sparked sudden shifts in leadership among the various credit tiers of the high yield market. During the selloff that began in February, BB-rated debt outperformed; during the risk-on rally in June, CCC-rated bonds led the rebound. As the 12-month period ended, however, leadership reverted to BB-rated names as investors anticipated a long, slow, and possibly incomplete recovery from the pandemic recession.

Among industry groups, energy – which represents about 10% of the high yield universe – was a major laggard. A price war between Russia and Saudi Arabia dovetailed with the catastrophic collapse in worldwide demand to produce a precipitous drop in oil prices that pressured highly levered producers. Predictably, COVID-19 also affected industries such as gaming, restaurants, and airlines, which also underperformed. Although often viewed as a safe haven, the broadcasting sector lagged as well amid concerns about valuations and advertising revenue. Outperforming groups included technology, which rode a powerful wave of investor interest in companies deemed well-adapted to a stay-at-home economy, as well as traditional defensive sectors such as healthcare, financials, and utilities.

Source: Bloomberg.

Within the Fund

For the fiscal year ended July 31, 2020, Delaware High-Yield Opportunities Fund outperformed its benchmark, the ICE BofA US High Yield Constrained Index. The Fund’s Institutional Class shares gained 5.15%. The Fund’s Class A shares advanced 4.89% at net asset value and 0.10% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark gained 2.99%. For complete, annualized performance of Delaware High-Yield Opportunities Fund, please see the table on page 5.

The Fund’s portfolio retained an overweight position to defensive sectors when compared to the benchmark during much of the fiscal year. This reflects both our usual fundamentally driven approach to risk taking and our ability to make what we viewed as an opportunistic move in response to modestly extended valuations in

2

many sectors of the high yield market. As the pandemic gripped investor sentiment in March, we sold select names we deemed to be particularly vulnerable to economic fallout from COVID-related changes in consumer demand. Those liquidations temporarily raised the Fund’s cash position to about 6% of assets, an unusually high allocation for the Fund.

Counterintuitively, the securities the market liquidated in the early stages of the pandemic were in the higher-quality segment of the market; lower-rated credits became seemingly so illiquid as to be virtually untradable at anything other than fire-sale prices. However, after the Fed injected liquidity into the financial system in late March, we deployed the excess cash into bonds that we believed were targets of liquidity-based selling. We are pleased to report that this tactic played out favorably for the Fund over the remainder of the fiscal year. In effect, our cash positioning allowed us the luxury of buying when others were selling and selling when others were buying.

At the sector level, the Fund’s allocation to telecommunications companies outperformed the benchmark based on strong security selection. Conversely, the Fund’s positions in the exploration-and-development names in the energy sector detracted from performance due to credit selection as well as an underweight allocation during the rebound in oil prices that occurred late in the fiscal year.

Among individual holdings, BMC Software Inc. and Cincinnati Bell Inc. contributed to the Fund’s outperformance during the 12-month period. In each case, the companies continued to exhibit solid credit profiles even in the face of a fast-weakening economy. These companies enjoyed the additional benefit of operating in defensive sectors of the high yield market (technology and telecommunications, respectively), which are often preferred by risk-averse investors. The Fund’s position in the mining company Freeport-McMoRan Inc. also outperformed on the back of soaring gold and copper prices.

The Fund’s positions in energy-related businesses Summit Midstream Partners LP, Oasis Petroleum Inc., and Chesapeake Energy Corp. detracted from relative performance. As noted previously, the steep drop in crude oil prices earlier in the calendar year negatively affected the balance sheets of many lower-quality, highly levered companies in the oil-and-gas industry.

As the new fiscal year begins, the Fund is conservatively positioned with an overweighting to BB-rated bonds – the top credit rung of high yield bonds. We also maintain a slight overweight to CCC-rated debt. Significantly, the bulk of that allocation is to four insurance/broker companies in the financial sector that our internal research suggests could more appropriately be B-rated. Absent those names, the Fund is underweight the CCC-rated segment of the market, as well as the B-rated group.

From a macroeconomic standpoint, we believe that the near-term outlook is unusually opaque: Much will depend upon the development of a vaccine or other treatments for the coronavirus that allow consumers and businesses to feel comfortable going about their normal lives. At this writing, we believe no one can say with complete certainty what the outcome will be. In fact, a significant number of companies have declined to provide earnings guidance for the remainder of the year, resulting in an unprecedented lack of visibility.

However ambiguous the economic outlook may seem, we will continue to build the Fund’s portfolio based on bottom-up (bond-by-bond), company-level credit research. This is our usual approach to the high yield sector, and we believe it is particularly well-suited to current market conditions. We recognize and understand that these are challenging times in our lives. Please

3

Portfolio management review

Delaware High-Yield Opportunities Fund

know that you are a valued partner whose interests remain paramount in all our investment decisions, and we appreciate your continued confidence as we move forward together.

4

Performance summary

Delaware High-Yield Opportunities Fund	July 31, 2020 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through July 31, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. December 30, 1996)
Excluding sales charge	+4.89%	+4.52%	+5.80%	+6.44%
Including sales charge	+0.10%	+3.55%	+5.31%	+6.24%
Class C (Est. February 17, 1998)
Excluding sales charge	+3.83%	+3.69%	+5.00%	+5.03%
Including sales charge	+2.84%	+3.69%	+5.00%	+5.03%
Class R (Est. June 2, 2003)
Excluding sales charge	+4.35%	+4.21%	+5.55%	+6.68%
Including sales charge	+4.35%	+4.21%	+5.55%	+6.68%
Institutional Class (Est. December 30, 1996)
Excluding sales charge	+5.15%	+4.78%	+6.08%	+6.73%
Including sales charge	+5.15%	+4.78%	+6.08%	+6.73%
ICE BofA US High Yield Constrained Index	+2.99%	+5.68%	+6.59%	+6.74%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based on the formula described above.

5

Performance summary

Delaware High-Yield Opportunities Fund

This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

6

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.69% of the Fund’s average daily net assets from August 1, 2019 to July 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses (without fee waivers)	1.15%	1.90%	1.40%	0.90%
Net expenses (including fee waivers, if any)	0.94%	1.69%	1.19%	0.69%

Type of waiver	Contractual	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from November 28, 2018 through November 29, 2020.

7

Performance summary

Delaware High-Yield Opportunities Fund

Performance of a $10,000 investment1

Average annual total returns from July 31, 2010 through July 31, 2020

For period beginning July 31, 2010 through July 31, 2020	Starting value	Ending value

ICE BofA US High Yield Constrained Index	$10,000	$18,938

Delaware High-Yield Opportunities Fund – Institutional Class shares	$10,000	$18,045

Delaware High-Yield Opportunities Fund – Class A shares	$9,550	$16,777

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on July 31, 2010, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 7. Please note additional details on pages 4 through 9.

The graph also assumes $10,000 invested in the ICE BofA US High Yield Constrained Index as of

July 31, 2010. The ICE BofA US High Yield Constrained Index tracks the performance of US dollar–denominated high yield corporate debt publicly issued in the US domestic market, but caps individual issuer exposure at 2% of the benchmark.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

8

	Nasdaq symbols	CUSIPs
Class A	DHOAX	245908876
Class C	DHOCX	245908850
Class R	DHIRX	245908736
Institutional Class	DHOIX	245908843

9

Disclosure of Fund expenses

For the six-month period from February 1, 2020 to July 31, 2020 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from February 1, 2020 to July 31, 2020.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

10

Delaware High-Yield Opportunities Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 2/1/20	Ending Account Value 7/31/20	Annualized Expense Ratio	Expenses Paid During Period 2/1/20 to 7/31/20*
Actual Fund return†
Class A	$1,000.00	$1,016.40	0.94%	$4.71
Class C	1,000.00	1,009.90	1.69%	8.45
Class R	1,000.00	1,012.50	1.19%	5.95
Institutional Class	1,000.00	1,017.70	0.69%	3.46
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.19	0.94%	$4.72
Class C	1,000.00	1,016.46	1.69%	8.47
Class R	1,000.00	1,018.95	1.19%	5.97
Institutional Class	1,000.00	1,021.43	0.69%	3.47

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

11

Security type / sector allocation

Delaware High-Yield Opportunities Fund	As of July 31,, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Corporate Bonds	87.96%
Automotive	1.96%
Banking	4.25%
Basic Industry	10.01%
Capital Goods	5.79%
Communications	11.75%
Consumer Cyclical	4.01%
Consumer Non-Cyclical	4.12%
Energy	10.90%
Financial Services	1.78%
Healthcare	7.62%
Insurance	1.56%
Media	7.47%
Real Estate	0.66%
Services	5.24%
Technology & Electronics	5.39%
Transportation	2.09%
Utilities	3.36%
Loan Agreements	8.13%
Common Stock	0.00%
Short-Term Investments	1.25%
Total Value of Securities	97.34%
Receivables and Other Assets Net of Liabilities	2.66%
Total Net Assets	100.00%

12

Schedule of investments

Delaware High-Yield Opportunities Fund	July 31, 2020

	Principal amount°	Value (US $)
Corporate Bonds — 87.96%
Automotive — 1.96%
Allison Transmission 144A 5.875% 6/1/29 #	724,000	$800,842
Ford Motor
8.50% 4/21/23	620,000	689,294
9.00% 4/22/25	195,000	230,004
Ford Motor Credit
4.542% 8/1/26	480,000	495,000
5.584% 3/18/24	430,000	457,456
5.875% 8/2/21	395,000	406,109
Gates Global 144A 6.25% 1/15/26 #	292,000	306,358

		3,385,063

Banking — 4.25%
Ally Financial 8.00% 11/1/31	705,000	976,871
Citizens Financial Group 5.65% µ, y	725,000	770,312
Credit Suisse Group 144A 6.25% #, µ, y	755,000	807,057
Deutsche Bank 6.00% µ, y	1,200,000	1,047,360
Natwest Group 8.625% µ, y	1,355,000	1,418,699
Popular 6.125% 9/14/23	2,170,000	2,308,110

		7,328,409

Basic Industry — 10.01%
Allegheny Technologies 5.875% 12/1/27	1,285,000	1,223,159
Avient 144A 5.75% 5/15/25 #	1,193,000	1,296,481
Blue Cube Spinco 10.00% 10/15/25	310,000	331,733
BMC East 144A 5.50% 10/1/24 #	1,015,000	1,041,537
Boise Cascade 144A 4.875% 7/1/30 #	834,000	888,210
Cemex 144A 7.375% 6/5/27 #	480,000	512,933
First Quantum Minerals
144A 7.25% 4/1/23 #	805,000	809,810
144A 7.50% 4/1/25 #	710,000	717,987
Freeport-McMoRan 5.45% 3/15/43	1,705,000	1,900,154
Hudbay Minerals 144A 7.625% 1/15/25 #	410,000	415,920
Intertape Polymer Group 144A 7.00% 10/15/26 #	685,000	717,407
Joseph T Ryerson & Son
144A 8.50% 8/1/28 #	315,000	337,838
144A 11.00% 5/15/22 #	449,000	463,278
Kraton Polymers 144A 7.00% 4/15/25 #	885,000	919,081
M/I Homes 4.95% 2/1/28	1,086,000	1,119,259
Mattamy Group
144A 4.625% 3/1/30 #	260,000	264,347
144A 5.25% 12/15/27 #	720,000	749,250

13

Schedule of investments

Delaware High-Yield Opportunities Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Basic Industry (continued)
New Gold
144A 6.375% 5/15/25 #	195,000	$202,536
144A 7.50% 7/15/27 #	310,000	338,288
Novelis
144A 4.75% 1/30/30 #	230,000	240,439
144A 5.875% 9/30/26 #	425,000	453,968
Olin 5.00% 2/1/30	430,000	405,195
Standard Industries 144A 4.375% 7/15/30 #	340,000	367,722
Tronox 144A 6.50% 4/15/26 #	625,000	628,063
WESCO Distribution 144A 7.25% 6/15/28 #	550,000	601,648
WR Grace & Co. 144A 4.875% 6/15/27 #	310,000	330,914

		17,277,157

Capital Goods — 5.79%
ARD Finance 144A, PIK 6.50% 6/30/27 #, >	755,000	772,931
Ardagh Packaging Finance 144A 5.25% 8/15/27 #	540,000	565,796
Berry Global 144A 5.625% 7/15/27 #	1,105,000	1,185,836
Bombardier
144A 7.50% 3/15/25 #	585,000	473,119
144A 7.875% 4/15/27 #	461,000	368,399
EnPro Industries 5.75% 10/15/26	870,000	903,547
Griffon 5.75% 3/1/28	900,000	942,750
Mauser Packaging Solutions Holding 144A 5.50% 4/15/24 #	312,000	318,564
Terex 144A 5.625% 2/1/25 #	470,000	478,874
Titan Acquisition 144A 7.75% 4/15/26 #	310,000	307,026
TransDigm
5.50% 11/15/27	955,000	907,919
144A 6.25% 3/15/26 #	1,315,000	1,388,975
144A 8.00% 12/15/25 #	160,000	174,160
United Rentals North America 3.875% 2/15/31	780,000	780,000
Vertical Holdco 144A 7.625% 7/15/28 #	200,000	213,000
Vertical US Newco 144A 5.25% 7/15/27 #	200,000	212,500

		9,993,396

Communications — 11.75%
Altice Financing 144A 5.00% 1/15/28 #	565,000	580,744
Altice France Holding
144A 6.00% 2/15/28 #	1,035,000	1,035,668
144A 10.50% 5/15/27 #	835,000	958,684
C&W Senior Financing 144A 6.875% 9/15/27 #	1,099,000	1,177,430
CenturyLink 144A 5.125% 12/15/26 #	1,350,000	1,417,912
Cincinnati Bell 144A 7.00% 7/15/24 #	1,130,000	1,172,708

14

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Communications (continued)
Connect Finco 144A 6.75% 10/1/26 #	1,835,000	$1,884,453
Consolidated Communications 6.50% 10/1/22	1,432,000	1,409,625
Frontier Communications 144A 8.00% 4/1/27 #, ‡	1,832,000	1,899,198
LCPR Senior Secured Financing 144A 6.75% 10/15/27 #	515,000	557,101
Level 3 Financing 144A 4.25% 7/1/28 #	960,000	1,001,760
Sprint
7.125% 6/15/24	255,000	297,817
7.625% 3/1/26	510,000	638,262
7.875% 9/15/23	1,675,000	1,947,188
Sprint Capital 8.75% 3/15/32	170,000	262,395
T-Mobile USA
6.00% 4/15/24	640,000	655,898
6.50% 1/15/26	1,070,000	1,129,278
Vodafone Group 7.00% 4/4/79µ	680,000	818,139
Zayo Group Holdings 144A 6.125% 3/1/28 #	1,385,000	1,430,663

		20,274,923

Consumer Cyclical — 4.01%
Boyd Gaming 144A 4.75% 12/1/27 #	890,000	857,435
Colt Merger Sub
144A 6.25% 7/1/25 #	855,000	896,344
144A 8.125% 7/1/27 #	570,000	581,431
L Brands
144A 6.875% 7/1/25 #	605,000	652,486
144A 9.375% 7/1/25 #	355,000	396,269
MGM Growth Properties Operating Partnership 5.75% 2/1/27	560,000	607,076
MGM Resorts International 5.75% 6/15/25	1,087,000	1,125,713
Scientific Games International 144A 8.25% 3/15/26 #	714,000	716,353
William Carter 144A 5.625% 3/15/27 #	1,025,000	1,094,603

		6,927,710

Consumer Non-Cyclical — 4.12%
JBS USA LUX
144A 5.50% 1/15/30 #	490,000	540,960
144A 6.50% 4/15/29 #	675,000	765,997
Kraft Heinz Foods
144A 3.875% 5/15/27 #	780,000	841,265
5.00% 7/15/35	420,000	492,486
5.20% 7/15/45	700,000	799,429

15

Schedule of investments

Delaware High-Yield Opportunities Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Pilgrim’s Pride 144A 5.75% 3/15/25 #	525,000	$538,781
Post Holdings 144A 5.50% 12/15/29 #	970,000	1,065,763
Spectrum Brands
144A 5.00% 10/1/29 #	920,000	950,875
144A 5.50% 7/15/30 #	235,000	244,400
US Foods 144A 6.25% 4/15/25 #	809,000	868,733

		7,108,689

Energy — 10.90%
Cheniere Energy Partners 4.50% 10/1/29	895,000	948,065
Continental Resources 5.00% 9/15/22	895,000	895,895
Crestwood Midstream Partners 144A 5.625% 5/1/27 #	1,065,000	999,135
DCP Midstream Operating 5.125% 5/15/29	1,010,000	1,018,393
EQM Midstream Partners 144A 6.50% 7/1/27 #	615,000	678,969
Genesis Energy 6.50% 10/1/25	1,370,000	1,273,230
Murphy Oil 5.875% 12/1/27	1,305,000	1,201,827
Murphy Oil USA
4.75% 9/15/29	410,000	434,389
5.625% 5/1/27	785,000	834,895
NuStar Logistics 6.00% 6/1/26	1,265,000	1,298,794
Occidental Petroleum
2.70% 8/15/22	1,005,000	972,041
2.70% 2/15/23	935,000	899,507
3.50% 8/15/29	470,000	418,474
PDC Energy 6.125% 9/15/24	857,000	870,528
Precision Drilling 144A 7.125% 1/15/26 #	1,590,000	1,102,760
Southwestern Energy 7.75% 10/1/27	1,045,000	985,226
Targa Resources Partners
5.375% 2/1/27	1,015,000	1,051,017
5.875% 4/15/26	515,000	548,297
Transocean 144A 7.25% 11/1/25 #	406,000	200,970
Western Midstream Operating 4.75% 8/15/28	875,000	885,728
WPX Energy
5.25% 10/15/27	945,000	933,603
5.875% 6/15/28	355,000	364,106

		18,815,849

Financial Services — 1.78%
AerCap Holdings 5.875% 10/10/79µ	565,000	434,149
AerCap Ireland Capital DAC 6.50% 7/15/25	835,000	896,833

16

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Financial Services (continued)
DAE Funding
144A 4.50% 8/1/22 #	230,000	$226,613
144A 5.75% 11/15/23 #	1,529,000	1,507,816

		3,065,411

Healthcare — 7.62%
Avantor Funding 144A 4.625% 7/15/28 #	780,000	826,059
Bausch Health 144A 6.25% 2/15/29 #	1,215,000	1,292,566
Centene 4.625% 12/15/29	560,000	625,271
CHS 144A 8.00% 3/15/26 #	940,000	963,754
Encompass Health 4.75% 2/1/30	1,194,000	1,263,622
Hadrian Merger Sub 144A 8.50% 5/1/26 #	880,000	814,933
HCA
5.375% 2/1/25	795,000	897,543
5.875% 2/1/29	425,000	518,162
7.58% 9/15/25	690,000	793,500
Jaguar Holding II 144A 5.00% 6/15/28 #	780,000	831,675
Ortho-Clinical Diagnostics 144A 7.375% 6/1/25 #	870,000	928,181
Surgery Center Holdings 144A 10.00% 4/15/27 #	820,000	872,365
Tenet Healthcare
6.875% 11/15/31	781,000	748,635
8.125% 4/1/22	745,000	803,669
Verscend Escrow 144A 9.75% 8/15/26 #	875,000	971,351

		13,151,286

Insurance — 1.56%
GTCR AP Finance 144A 8.00% 5/15/27 #	305,000	322,861
HUB International 144A 7.00% 5/1/26 #	815,000	854,532
USI 144A 6.875% 5/1/25 #	1,465,000	1,506,188

		2,683,581

Media — 7.47%
CCO Holdings
144A 4.50% 8/15/30 #	1,875,000	1,989,666
144A 5.375% 6/1/29 #	930,000	1,019,410
Clear Channel Worldwide Holdings 9.25% 2/15/24	944,000	859,205
CSC Holdings
144A 5.75% 1/15/30 #	1,330,000	1,476,041
144A 7.50% 4/1/28 #	880,000	1,013,483
Cumulus Media New Holdings 144A 6.75% 7/1/26 #	870,000	791,017
Gray Television 144A 7.00% 5/15/27 #	830,000	908,974
Netflix
144A 4.875% 6/15/30 #	480,000	565,296
144A 5.375% 11/15/29 #	335,000	406,188

17

Schedule of investments

Delaware High-Yield Opportunities Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Media (continued)
Nexstar Broadcasting 144A 5.625% 7/15/27 #	1,185,000	$1,270,160
Radiate Holdco 144A 6.625% 2/15/25 #	947,000	974,231
Sirius XM Radio 144A 4.125% 7/1/30 #	780,000	824,109
Terrier Media Buyer 144A 8.875% 12/15/27 #	780,000	800,962

		12,898,742

Real Estate — 0.66%
HAT Holdings
I 144A 5.25% 7/15/24 #	345,000	360,130
144A 6.00% 4/15/25 #	730,000	786,575

		1,146,705

Services — 5.24%
Clean Harbors 144A 5.125% 7/15/29 #	580,000	622,302
Covanta Holding 6.00% 1/1/27	940,000	976,246
Gartner 144A 4.50% 7/1/28 #	700,000	735,875
GFL Environmental 144A 4.25% 6/1/25 #	790,000	823,081
Iron Mountain 144A 5.25% 7/15/30 #	545,000	572,591
PowerTeam Services 144A 9.033% 12/4/25 #	1,105,000	1,175,306
Prime Security Services Borrower
144A 5.75% 4/15/26 #	945,000	1,051,138
144A 6.25% 1/15/28 #	1,150,000	1,200,611
Tms International Holding 144A 7.25% 8/15/25 #	515,000	430,025
United Rentals North America
5.25% 1/15/30	865,000	948,797
5.875% 9/15/26	475,000	507,592

		9,043,564

Technology & Electronics — 5.39%
Banff Merger Sub 144A 9.75% 9/1/26 #	935,000	990,988
BY Crown Parent
144A 4.25% 1/31/26 #	750,000	780,225
144A 7.375% 10/15/24 #	1,537,000	1,563,736
Camelot Finance 144A 4.50% 11/1/26 #	790,000	831,103
CommScope Technologies 144A 5.00% 3/15/27 #	765,000	740,937
Microchip Technology 144A 4.25% 9/1/25 #	1,245,000	1,310,675
Open Text 144A 3.875% 2/15/28 #	270,000	282,531
Open Text Holdings 144A 4.125% 2/15/30 #	839,000	882,577
Science Applications International 144A 4.875% 4/1/28 #	840,000	881,345
SS&C Technologies 144A 5.50% 9/30/27 #	963,000	1,036,429

		9,300,546

18

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Transportation — 2.09%
Delta Air Lines
144A 7.00% 5/1/25 #	805,000	$861,212
7.375% 1/15/26	785,000	778,909
Mileage Plus Holdings 144A 6.50% 6/20/27 #	550,000	570,625
Southwest Airlines 5.125% 6/15/27	470,000	493,831
Stena International 144A 6.125% 2/1/25 #	300,000	290,438
VistaJet Malta Finance 144A 10.50% 6/1/24 #	685,000	618,284

		3,613,299

Utilities — 3.36%
Calpine
144A 4.625% 2/1/29 #	155,000	156,934
144A 5.00% 2/1/31 #	905,000	929,779
Pacific Gas and Electric	710,000	816,960
4.55% 7/1/30
4.95% 7/1/50	710,000	863,618
PG&E 5.25% 7/1/30	1,710,000	1,780,538
Vistra Operations
144A 5.50% 9/1/26 #	573,000	604,515
144A 5.625% 2/15/27 #	595,000	639,607

		5,791,951

Total Corporate Bonds (cost $145,782,699)		151,806,281

Loan Agreements — 8.13%
Air Medical Group Holdings 4.25% (LIBOR03M + 3.25%) 4/28/22 •	943,924	931,955
Applied Systems 2nd Lien 8.00% (LIBOR03M + 7.00%) 9/19/25 •	1,898,579	1,919,463
Apro 5.00% (LIBOR02M + 4.00%) 11/14/26 •	374,918	373,981
Blue Ribbon 1st Lien 5.00% (LIBOR03M + 4.00%) 11/15/21 •	347,103	316,442
Boxer Parent TBD 10/2/25 X	259,973	251,790
BW Gas & Convenience Holdings 6.43% (LIBOR01M + 6.25%) 11/18/24 •	184,394	183,472
BWay Holding 3.523% (LIBOR03M + 3.25%) 4/3/24 •	553,573	518,332
Calpine 2.42% (LIBOR01M + 2.25%) 1/15/24 •	117,382	115,218
Carnival TBD 6/30/25 X	530,000	522,050
Epicor Software 2nd Lien TBD 7/30/28 X	658,200	673,832
Granite US Holdings Tranche B 6.322% (LIBOR06M + 5.25%) 9/30/26 •	872,739	770,192

19

Schedule of investments

Delaware High-Yield Opportunities Fund

	Principal amount°	Value (US $)
Loan Agreements (continued)
Hamilton Projects Acquiror 5.75% (LIBOR03M + 4.75%) 6/17/27 •	890,000	$887,997
Informatica 2nd Lien 7.125% (LIBOR06M) 2/14/25 •	945,000	925,214
LCPR Loan Financing 5.175% (LIBOR01M + 5.00%) 10/15/26 •	365,000	367,966
Merrill Communications Tranche B 1st Lien 6.195% (LIBOR06M + 5.00%) 10/5/26 •	672,915	659,457
Scientific Games International Tranche B-5 3.473% (LIBOR01M + 2.75%) 8/14/24 •	473,940	433,232
Stars Group Holdings 3.808% (LIBOR03M + 3.50%) 7/10/25 •	496,578	497,137
Surgery Center Holdings 4.25% (LIBOR01M + 3.25%) 9/2/24 •	458,575	433,735
Terrier Media Buyer 4.411% (LIBOR01M + 4.25%) 12/17/26 •	911,420	889,204
Ultimate Software Group 2nd Lien 7.50% (LIBOR03M + 6.75%) 5/3/27 •	1,214,000	1,234,234
Vantage Specialty Chemicals 2nd Lien 9.25% (LIBOR03M + 8.25%) 10/27/25 •	560,000	411,600
Verscend Holding Tranche B 4.661% (LIBOR01M + 4.50%) 8/27/25 •	704,928	703,602

Total Loan Agreements (cost $14,091,878)		14,020,105

	Number of shares
Common Stock — 0.00%
Century Communications =, †	4,250,000	0

Total Common Stock (cost $128,662)		0

Short-Term Investments — 1.25%
Money Market Mutual Funds — 1.25%
BlackRock FedFund – Institutional Shares
(seven-day effective yield 0.06%)	433,697	433,697
Fidelity Investments Money Market Government
Portfolio – Class I (seven-day effective yield 0.05%)	433,697	433,697
GS Financial Square Government Fund –
Institutional Shares (seven-day effective yield 0.13%)	433,697	433,697

20

	Number of shares	Value (US $)

Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.01%)	433,697	$433,697
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 0.01%)	433,697	433,697

Total Short-Term Investments (cost $2,168,485)		2,168,485

Total Value of Securities—97.34% (cost $162,171,724)		$167,994,871

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2020, the aggregate value of Rule 144A securities was $93,468,949, which represents 54.16% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2020. Rate will reset at a future date.
y	No contractual maturity date.
>	PIK. 47% of the income received was in cash and 53% was in principal.
‡	Non-income producing security. Security is currently in default.
•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at July 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

X	This loan will settle after July 31, 2020, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
†	Non-income producing security.

Summary of abbreviations:

DAC – Designated Activity Company

GS – Goldman Sachs

ICE – Intercontinental Exchange

21

Schedule of investments

Delaware High-Yield Opportunities Fund

Summary of abbreviations: (continued)

LIBOR – London interbank offered rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR02M – ICE LIBOR USD 2 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

PIK – Payment-in-Kind

TBD – To be determined

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

22

Statement of assets and liabilities

Delaware High-Yield Opportunities Fund	July 31, 2020

Assets:
Investments, at value*	$167,994,871
Cash	4,715,011
Receivable for securities sold	3,519,045
Dividends and interest receivable	2,385,434
Receivable for fund shares sold	51,833

Total Assets	178,666,194

Liabilities:
Payable for securities purchased	5,144,818
Payable for fund shares redeemed	551,344
Distribution payable	203,844
Other accrued expenses	76,922
Investment management fees payable to affiliates	69,991
Distribution fees payable to affiliates	38,040
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,361
Accounting and administration expenses payable to affiliates	834
Trustees’ fees and expenses payable to affiliates	591
Legal fees payable to affiliates	256
Reports and statements to shareholders expenses payable to affiliates	217

Total Liabilities	6,088,218

Total Net Assets	$172,577,976

Net Assets Consist of:
Paid-in capital	236,333,319
Total distributable earnings (loss)	(63,755,343)

Total Net Assets	$172,577,976

23

Statement of assets and liabilities

Delaware High-Yield Opportunities Fund

Net Asset Value
Class A:
Net assets	$110,750,372
Shares of beneficial interest outstanding, unlimited authorization, no par	29,612,622
Net asset value per share	$3.74
Sales charge	4.50%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$3.92
Class C:
Net assets	$15,621,729
Shares of beneficial interest outstanding, unlimited authorization, no par	4,172,855
Net asset value per share	$3.74
Class R:
Net assets	$3,890,815
Shares of beneficial interest outstanding, unlimited authorization, no par	1,036,957
Net asset value per share	$3.75
Institutional Class:
Net assets	$42,315,060
Shares of beneficial interest outstanding, unlimited authorization, no par	11,318,829
Net asset value per share	$3.74

*Investments, at cost	$162,171,724

See accompanying notes, which are an integral part of the financial statements

24

Statement of operations

Delaware High-Yield Opportunities Fund	Year ended July 31, 2020

Investment Income:
Interest	$10,673,398
Dividends	52,720

10,726,118

Expenses:
Management fees	1,155,562
Distribution expenses - Class A	285,955
Distribution expenses - Class C	182,007
Distribution expenses - Class R	20,678
Dividend disbursing and transfer agent fees and expenses	180,752
Accounting and administration expenses	68,629
Registration fees	61,302
Reports and statements to shareholders expenses	49,148
Audit and tax fees	45,634
Trustees’ fees and expenses	10,329
Legal fees	9,428
Custodian fees	7,067
Other	34,097

2,110,588
Less expenses waived	(390,394)
Less expenses paid indirectly	(4,325)

Total operating expenses	1,715,869

Net Investment Income	9,010,249

Net Realized and Unrealized Loss:
Net realized loss on investments	(3,490,753)
Net change in unrealized appreciation of investments	2,165,535

Net Realized and Unrealized Loss	(1,325,218)

Net Increase in Net Assets Resulting from Operations	$7,685,031

See accompanying notes, which are an integral part of the financial statements.

25

Statements of changes in net assets

Delaware High-Yield Opportunities Fund

	Year ended
	7/31/2020	7/31/2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$9,010,249	$11,019,311
Net realized loss	(3,490,753)	(2,486,334)
Net change in unrealized appreciation (depreciation)	2,165,535	4,774,095

Net increase in net assets resulting from operations	7,685,031	13,307,072

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(6,029,768)	(6,938,397)
Class C	(822,386)	(1,095,137)
Class R	(207,301)	(274,105)
Institutional Class	(2,262,940)	(3,005,584)

Return of capital:
Class A	(26,988)	(45,110)
Class C	(3,803)	(7,852)
Class R	(945)	(1,778)
Institutional Class	(10,315)	(16,684)

	(9,364,446)	(11,384,647)

Capital Share Transactions:
Proceeds from shares sold:
Class A	7,859,215	6,106,317
Class C	992,382	1,341,190
Class R	820,673	852,038
Institutional Class	12,462,261	11,842,227

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	5,270,188	6,083,698
Class C	792,496	1,048,731
Class R	207,165	274,409
Institutional Class	2,083,177	2,803,657

	30,487,557	30,352,267

26

Statements of changes in net assets

Delaware High-Yield Opportunities Fund

	Year ended
	7/31/2020	7/31/2019

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(22,757,367)	$(23,283,058)
Class C	(7,071,655)	(6,619,020)
Class R	(1,916,862)	(2,215,736)
Institutional Class	(16,882,593)	(30,182,131)

	(48,628,477)	(62,299,945)

Decrease in net assets derived from capital share transactions	(18,140,920)	(31,947,678)

Net Decrease in Net Assets	(19,820,335)	(30,025,253)

Net Assets:
Beginning of year	192,398,311	222,423,564

End of year	$172,577,976	$192,398,311

See accompanying notes, which are an integral part of the financial statements.

27

Financial highlights

Delaware High-Yield Opportunities Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16
Net asset value, beginning of period	$3.76	$3.71	$3.89	$3.74	$3.95

Income (loss) from investment operations:
Net investment income[1]	0.19	0.20	0.20	0.21	0.22
Net realized and unrealized gain (loss)	(0.02)	0.06	(0.18)	0.15	(0.22)

Total from investment operations	0.17	0.26	0.02	0.36	—

Less dividends and distributions from:
Net investment income	(0.19)	(0.21)	(0.20)	(0.21)	(0.21)
Return of capital	— [2]	— [2]	— [2]	— [2]	— [2]

Total dividends and distributions	(0.19)	(0.21)	(0.20)	(0.21)	(0.21)

Net asset value, end of period	$3.74	$3.76	$3.71	$3.89	$3.74

Total return[3]	4.89%	7.25%	0.58%	9.83%	0.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$110,750	$121,500	$131,149	$156,157	$173,815
Ratio of expenses to average net assets[4]	0.94%	0.94%	1.02%	1.05%	1.06%
Ratio of expenses to average net assets prior to fees waived[4]	1.16%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	5.09%	5.50%	5.14%	5.42%	5.98%
Ratio of net investment income to average net assets prior to fees waived	4.87%	5.29%	5.01%	5.32%	5.89%
Portfolio turnover	108%	76%	96%	90%	109%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Amount is less than $0.005 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements

28

Financial highlights

Delaware High-Yield Opportunities Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16
Net asset value, beginning of period	$3.77	$3.72	$3.90	$3.74	$3.96

Income (loss) from investment operations:
Net investment income[1]	0.16	0.17	0.17	0.18	0.19
Net realized and unrealized gain (loss)	(0.02)	0.06	(0.18)	0.16	(0.23)

Total from investment operations	0.14	0.23	(0.01)	0.34	(0.04)

Less dividends and distributions from:
Net investment income	(0.17)	(0.18)	(0.17)	(0.18)	(0.18)
Return of capital	— [2]	— [2]	— [2]	— [2]	— [2]

Total dividends and distributions	(0.17)	(0.18)	(0.17)	(0.18)	(0.18)

Net asset value, end of period	$3.74	$3.77	$3.72	$3.90	$3.74

Total return[3]	3.83%	6.45%	(0.16% )	9.29%	(0.59% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15,622	$21,170	$25,186	$39,523	$46,842
Ratio of expenses to average net assets[4]	1.69%	1.69%	1.77%	1.80%	1.81%
Ratio of expenses to average net assets prior to fees waived[4]	1.91%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment income to average net assets	4.34%	4.75%	4.39%	4.67%	5.23%
Ratio of net investment income to average net assets prior to fees waived	4.12%	4.54%	4.26%	4.57%	5.14%
Portfolio turnover	108%	76%	96%	90%	109%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Amount is less than $0.005 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

29

Financial highlights

Delaware High-Yield Opportunities Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16
Net asset value, beginning of period	$3.78	$3.73	$3.90	$3.75	$3.97

Income (loss) from investment operations:
Net investment income[1]	0.18	0.19	0.19	0.20	0.21
Net realized and unrealized gain (loss)	(0.02)	0.06	(0.17)	0.15	(0.23)

Total from investment operations	0.16	0.25	0.02	0.35	(0.02)

Less dividends and distributions from:
Net investment income	(0.19)	(0.20)	(0.19)	(0.20)	(0.20)
Return of capital	— [2]	— [2]	— [2]	— [2]	— [2]

Total dividends and distributions	(0.19)	(0.20)	(0.19)	(0.20)	(0.20)

Net asset value, end of period	$3.75	$3.78	$3.73	$3.90	$3.75

Total return[3]	4.35%	6.97%	0.62%	9.54%	(0.09% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,891	$4,805	$5,863	$7,529	$8,766
Ratio of expenses to average net assets[4]	1.19%	1.19%	1.27%	1.30%	1.31%
Ratio of expenses to average net assets prior to fees waived[4]	1.41%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets	4.84%	5.25%	4.89%	5.17%	5.73%
Ratio of net investment income to average net assets prior to fees waived	4.62%	5.04%	4.76%	5.07%	5.64%
Portfolio turnover	108%	76%	96%	90%	109%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Amount is less than $0.005 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

30

Financial highlights

Delaware High-Yield Opportunities Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16
Net asset value, beginning of period	$3.76	$3.71	$3.89	$3.74	$3.95

Income (loss) from investment operations:
Net investment income[1]	0.20	0.21	0.21	0.22	0.23
Net realized and unrealized gain (loss)	(0.02)	0.06	(0.18)	0.15	(0.22)

Total from investment operations	0.18	0.27	0.03	0.37	0.01

Less dividends and distributions from:
Net investment income	(0.20)	(0.22)	(0.21)	(0.22)	(0.22)
Return of capital	— [2]	— [2]	— [2]	— [2]	— [2]

Total dividends and distributions	(0.20)	(0.22)	(0.21)	(0.22)	(0.22)

Net asset value, end of period	$3.74	$3.76	$3.71	$3.89	$3.74

Total return[3]	5.15%	7.52%	0.84%	10.08%	0.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$42,315	$44,923	$60,226	$80,166	$103,489
Ratio of expenses to average net assets[4]	0.69%	0.69%	0.77%	0.80%	0.81%
Ratio of expenses to average net assets prior to fees waived[4]	0.91%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	5.34%	5.75%	5.39%	5.67%	6.23%
Ratio of net investment income to average net assets prior to fees waived	5.12%	5.54%	5.26%	5.57%	6.14%
Portfolio turnover	108%	76%	96%	90%	109%

[1]	The average shares outstanding method has been applied for per share information.

2	Amount is less than $0.005 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

31

Notes to financial statements

Delaware High-Yield Opportunities Fund	July 31, 2020

Delaware Group® Income Funds (Trust) is organized as a Delaware statutory trust and offers four series: Delaware Corporate Bond Fund, Delaware Floating Rate Fund, Delaware Extended Duration Bond Fund, and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to Delaware High-Yield Opportunities Fund (Fund). The Fund is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-

32

not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended July 31, 2020 and for all open tax years (years ended July 31, 2017–July 31, 2019), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other expenses” on the “Statement of operations.” During the year ended July 31, 2020, the Fund did not incur any interest or tax penalties. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests in that may date back to the inception of the Fund.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended July 31, 2020, the Fund earned $3,683 under this arrangement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing

33

Notes to financial statements

Delaware High-Yield Opportunities Fund

1. Significant Accounting Policies (continued)

and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended July 31, 2020, the Fund earned $642 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to ensure total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), from exceeding 0.69% of the Fund’s average daily net assets from August 1, 2019 through July 31, 2020.* These waivers and reimbursements may be terminated only by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended July 31, 2020, the Fund was charged $10,175 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds

34

within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended July 31, 2020, the Fund was charged $16,512 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. The Board has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992, and (ii) 0.25% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders currently bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. The fees are calculated daily and paid monthly. Institutional Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended July 31, 2020, the Fund was charged $5,020 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended July 31, 2020, DDLP earned $7,321 for commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2020, DDLP received gross CDSC commissions of $10,430 and $37 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

35

Notes to financial statements

Delaware High-Yield Opportunities Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

Cross trades for the year ended July 31, 2020, were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended July 31, 2020, the Fund engaged in Rule 17a-7 securities sales of $1,978,265, which resulted in net realized net realized gains of $62,461. The Fund did not engage in Rule 17a-7 securities purchases for the year ended July 31, 2020.

*The aggregate contractual waiver period covering this report is from November 28, 2018 through November 29, 2020.

3. Investments

For the year ended July 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$184,273,801
Sales	205,502,578

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At July 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Cost of investments	$162,556,867

Aggregate unrealized appreciation of investments	$8,075,085
Aggregate unrealized depreciation of investments	(2,637,081)

Net unrealized appreciation of investments	$5,438,004

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the

36

asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1	- Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2

-  Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	- Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

37

Notes to financial statements

Delaware High-Yield Opportunities Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2020:

	Level 1	Level 2	Level 3		Total
Securities
Assets:
Common Stock	$—	$—		$—*	$—
Corporate Bonds	—	151,806,281		—	151,806,281
Loan Agreements	—	14,020,105		—	14,020,105
Short-Term Investments	2,168,485	—		—	2,168,485

Total Value of Securities	$2,168,485	$165,826,386	$		$167,994,871

*Includes internally fair valued securities currently priced at zero ($0).

The security that has been valued at zero on the “Schedule of investments” is considered to be Level 3 investment in this table.

During the year ended July 31, 2020, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning, interim, or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2020 and 2019 was as follows:

	Year ended
	7/31/20	7/31/19
Ordinary income	$9,322,395	$11,313,223
Return of capital	42,051	71,424

Total	$9,364,446	$11,384,647

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5. Components of Net Assets on a Tax Basis

As of July 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$236,333,319
Distributions payable	(203,844)
Capital loss carryforwards	(68,989,503)
Unrealized appreciation of investments	5,438,004

Net assets	$172,577,976

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, market discount and premium on debt instruments, and market premium on callable bonds.

At July 31, 2020, capital loss carryforwards available to offset future realized capital gains, are as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Delaware High-Yield
Opportunities Fund	$28,540,886	$40,448,617	$68,989,503

39

Notes to financial statements

Delaware High-Yield Opportunities Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	7/31/20	7/31/19
Shares sold:
Class A	2,149,774	1,671,550
Class C	267,125	367,472
Class R	224,270	231,650
Institutional Class	3,480,551	3,243,838

Shares issued upon reinvestment of dividends and distributions:
Class A	1,444,978	1,660,331
Class C	216,809	286,587
Class R	56,578	74,710
Institutional Class	570,915	766,672

	8,411,000	8,302,810

Shares redeemed:
Class A	(6,262,973)	(6,361,709)
Class C	(1,930,097)	(1,807,954)
Class R	(516,444)	(607,114)
Institutional Class	(4,671,706)	(8,290,758)

	(13,381,220)	(17,067,535)

Net decrease	(4,970,220)	(8,764,725)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table on the previous page and on the “Statements of changes in net assets.” For the years ended July 31, 2020 and 2019, the Fund had the following exchange transactions:

	Exchange Redemptions		Exchange Subscriptions

	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
Year ended
7/31/20	18,902	55,935	43,662	31,364	$276,039
7/31/19	11,759	10,932	10,949	11,796	83,730

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $220,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the

40

Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on November 4, 2019.

On November 4, 2019, the Participants entered into an amendment to the agreement for a $250,000,000 revolving line of credit. The revolving line of credit available was increased to $275,000,000 on May 6, 2020. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on November 2, 2020.

The Fund had no amounts outstanding as of July 31, 2020, or at any time during the year then ended.

8. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned securities is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

41

Notes to financial statements

Delaware High-Yield Opportunities Fund

8. Securities Lending (continued)

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended July 31, 2020, the Fund had no securities out on loan.

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance.

When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR risk is the risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments that reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other interbank offered rates (“IBORs”), such as the euro interbank offered rate (Euribor) or the euro overnight index average (EONIA), which are also the subject of recent reform.

The Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding

42

securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale

43

Notes to financial statements

Delaware High-Yield Opportunities Fund

9. Credit and Market Risk (continued)

pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In March 2017, FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has implemented ASU 2017-08 and determined that the impact of this guidance to the Fund’s net assets at the end of the period is not material.

In August 2018, FASB issued ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, Management is evaluating the implications of these changes on the financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to July 31, 2020, that would require recognition or disclosure in the Fund’s financial statements.

44

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Income Funds and Shareholders of Delaware High-Yield Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware High-Yield Opportunities Fund (one of the funds constituting Delaware Group® Income Funds, referred to hereafter as the “Fund”) as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statements of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 23, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

45

Other Fund information (Unaudited)

Delaware High-Yield Opportunities Fund

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated the Division Director of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of the Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments if, immediately after the acquisition, the Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing the Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. The Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 19-21, 2020, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through March 31, 2020. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and the Fund’s liquidity needs. The Fund’s HLIM is set at an appropriate level and the Fund complied with its HLIM at all times during the reporting period.

46

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended July 31, 2020, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	99.55%
(B) Return of Capital (Tax Basis)	0.45%
Total Distributions (Tax Basis)	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

For the fiscal year ended July 31, 2020, certain interest income paid by the Fund, determined to be Qualified Interest Income may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended July 31, 2020, the Fund has reported maximum distributions of Qualified Interest Income of $7,589,322.

47

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Interested Trustee

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015–Present) Regional Head of Americas — UBS Global Asset Management (April 2010–May 2015)	93	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
Independent Trustees

Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	93	None

48

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	93	None

Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	93	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)

Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	93	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

49

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–June 2010)	93

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004–Present)

Director — Drexel Morgan & Co. (2015–2019)

Director and Audit Committee Member — vTv Therapeutics Inc. (2017–Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc.

(2018–Present) Director — Federal Reserve Bank of Philadelphia (January 2020–Present)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	93	None

50

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017–Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	93

Trust Manager and Audit

Committee Chair — Camden

Property Trust

(August 2011–Present)

Director; Strategic

Planning and Reserves

Committee and Nominating

and Governance

Committee Member —

Callon Petroleum Company

(December 2019–Present)

Director; Audit Committee

Member — Carrizo Oil & Gas,

Inc. (March 2018–December 2019)

51

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	93

Director — HSBC North America

Holdings Inc.

(December 2013–Present)

Director — HSBC USA Inc.

(July 2014–Present)

Director — HSBC Bank USA,

National Association

(July 2014–March 2017)

Director — HSBC Finance

Corporation

(December 2013–April 2018)

52

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Christianna Wood 2005 Market Street Philadelphia, PA 19103 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	93

Director; Finance Committee and

Audit Committee Member —

H&R Block Corporation

(July 2008–Present)

Director; Investments

Committee, Capital and Finance

Committee, and Audit

Committee Member — Grange

Insurance (2013–Present)

Trustee; Chair of Nominating and

Governance Committee and

Audit Committee Member — The

Merger Fund (2013–Present), The

Merger Fund VL (2013–Present);

WCM Alternatives: Event-Driven

Fund (2013–Present), and WCM

Alternatives: Credit Event Fund

(December 2017–Present)

Director; Chair of Governance

Committee and Audit Committee

Member — International

Securities Exchange (2010–2016)

53

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	93	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009–2017)
Officers

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	93	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	93	None[3]

54

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	93	None

1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

2 Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment manager, principal underwriter, and its transfer agent.

3 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

55

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds®

by Macquarie

Philadelphia, PA

Jerome D. Abernathy

Managing Member

Stonebrook Capital

Management, LLC

Jersey City, NJ

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

Ann D. Borowiec

Former Chief Executive

Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY Frances A. Sevilla-Sacasa Former Chief Executive Officer Banco Itaú International Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Christianna Wood

Chief Executive Officer

and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers
David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Funds by Macquarie Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Funds by Macquarie Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Funds by Macquarie Philadelphia, PA

This annual report is for the information of Delaware High-Yield Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

56

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Jerome D. Abernathy
John A. Fry
Thomas K. Whitford, Chair
Christianna Wood

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $172,640 for the fiscal year ended July 31, 2020.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $175,680 for the fiscal year ended July 31, 2019.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2020.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $903,282 for the registrant’s fiscal year ended July 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2019.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $909,000 for the registrant’s fiscal year ended July 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $26,000 for the fiscal year ended July 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2020.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $26,000 for the fiscal year ended July 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2019.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2020.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2019.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $5,607,000 and $9,955,000 for the registrant’s fiscal years ended July 31, 2020 and July 31, 2019, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® INCOME FUNDS

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	October 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	October 6, 2020

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	October 6, 2020